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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-2699
       -------------------------------------------------------------------------


                               AIM Growth Series
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              11 Greenway Plaza, Suite 100    Houston, Texas 77046
--------------------------------------------------------------------------------
             (Address of principal executive offices)     (Zip code)


   Robert H. Graham     11 Greenway Plaza,  Suite 100  Houston, Texas  77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:     12/31
                         ------------------

Date of reporting period:    12/31/03
                          -----------------

                                                            AIM BASIC VALUE FUND
                               Annual Report to Shareholders o December 31, 2003



                                 [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

================================================================================
AIM BASIC VALUE FUND IS FOR SHAREHOLDERS SEEKING LONG-TERM GROWTH OF CAPITAL.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are      ABOUT INDEXES USED IN THIS REPORT            Industry classifications used in this
not available as an investment for                                                        report are generally according to the
retirement plans maintained pursuant to      o The unmanaged Standard & Poor's            Global Industry Classification Standard,
Section 401 of the Internal Revenue          Composite Index of 500 Stocks (the S&P       which was developed by and is the
Code, including 401(k) plans, money          500--Registered Trademark--) is an index     exclusive property and a service mark of
purchase pension plans and profit            of common stocks frequently used as a        Morgan Stanley Capital International
sharing plans. Plans that have existing      general measure of U.S. stock market         Inc. and Standard & Poor's.
accounts invested in Class B shares will     performance.
continue to be allowed to make                                                            A description of the policies and
additional purchases.                        o The unmanaged Lipper Large-Cap Value       procedures that the Fund uses to
                                             Fund Index represents an average of the      determine how to vote proxies relating
o Class R shares are available only to       performance of the 30 largest                to portfolio securities is available
certain retirement plans. Please see the     large-capitalization value funds tracked     without charge, upon request, by calling
prospectus for more information. They        by Lipper, Inc., an independent mutual       800-959-4246, or on the AIM Web site,
are sold at net asset value, that is,        fund performance monitor.                    AIMinvestments.com.
without up-front sales charges.
                                             o The unmanaged Russell 1000--Registered
PRINCIPAL RISKS OF INVESTING IN THE FUND     Trademark-- Value Index is a subset of
                                             the unmanaged Russell 1000--Registered
o Investing in small and mid-size            Trademark-- Index, which represents the
companies involves risks not associated      performance of the stocks of
with investing in more established           large-capitalization companies; the
companies. Also, small companies may         Value subset measures the performance of
have business risk, significant stock        Russell 1000 companies with lower
price fluctuations and illiquidity.          price/book ratios and lower forecasted
                                             growth values.

                                             o A direct investment cannot be made in
                                             an index. Unless otherwise indicated,
                                             index results include reinvested
                                             dividends, and they do not reflect sales
                                             charges. Performance of an index of
                                             funds reflects fund expenses;
                                             performance of a market index does not.

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE             THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
=====================================================             WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                                  THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                                  RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                                  BEFORE INVESTING.

AIMinvestments.com

TO OUR SHAREHOLDERS

                     DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                     FUNDS--Registered Trademark--:

[PHOTO OF            The fiscal year ended December 31, 2003, was a welcome
ROBERT H.            change from the bear market of the previous three years.
GRAHAM]              Major stock market indexes here and abroad delivered
                     positive performance, with double-digit returns more the
ROBERT H. GRAHAM     rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                        U.S. investors seem to have regained their confidence,
                     putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/S/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AIM BASIC VALUE FUND
OUTPERFORMS BENCHMARKS

During 2003, your fund outperformed the    measure of economic activity, expanded at    opportunities were concentrated in
market and its peers. AIM Basic Value      an annualized rate of 3.1% in the second     economically sensitive stocks. As a
Fund finished the fiscal year ended        quarter, 8.2% in the third quarter and       result, the changes we made to the
December 31, 2003, with total return at    4.0% in the fourth quarter of 2003. The      portfolio in 2002 were many of the key
net asset value of 33.76% for Class A      job market, while improving, continued to    drivers of our 2003 performance.
shares. Performance for other share        be weak, however, as the nation's            Specifically, the best performing market
classes is shown on the table on page 3.   unemployment rate stood at 5.7% at the       sectors and industries during 2003 were
(If sales charges were included,           close of the year.                           those that are most likely to benefit from
performance would be lower.) These                                                      an economic recovery--consumer
results exceeded the fund's benchmarks:       For the first five months of the year,    discretionary, financials, business
the Russell 1000 Value Index, which        the Federal Reserve (the Fed) kept the       services, industrial capital goods, raw
returned 30.03%, the S&P 500 Index,        short-term federal funds rate at 1.25%. On   materials producers and technology.
which returned 28.67% and the Lipper       June 25, 2003, it reduced that rate to
Large Cap Value Fund Index, which          1.00%, its lowest level since 1958. At the      Health care, consumer staples and other
returned 28.40% for the year. Over the     time, the Fed said it favored a more         quasi-economically defensive groups did
five-year period ended December 31,        expansive monetary policy because the        not perform as well. Your fund
2003, the fund outperformed its peer       economy had not yet exhibited sustainable    outperformed the market because we were
group index, the Lipper Large Cap Value    growth. By October, the Fed reported that    slightly more exposed to the best
Fund Index. At net asset value, Class A    economic expansion had increased and         performing sectors and our stock selection
shares of the fund returned 10.33%         consumer spending was generally stronger.    within these sectors generated
annually over the past five years, while                                                above-average returns. The sectors and
the Lipper index returned 1.20%.              Small- and mid-cap stocks generally       industries that had the most material
                                           outperformed large-cap stocks for the        impact on our relative outperformance were
MARKET CONDITIONS                          year. The performance of growth and value    business services, financials, technology,
                                           stocks was similar, although mid-cap         and health care. The only material
Amid a backdrop of generally improving     growth stocks generally outperformed their   relative underperformance was in energy
economic conditions, the S&P 500 posted    value counterparts.                          and materials. Our only exposure to this
a gain of 28.67% through the end of the                                                 segment of the market was through our
reporting period. The nation's gross       YOUR FUND                                    investments in oil service stocks, and the
domestic product, generally considered                                                  performance of these investments was
the broadest                               Based on our valuation estimates during      virtually flat despite strong returns in
                                           2002, we believed the most compelling        other commodity-leveraged stocks.
                                           valuation
                                                                                           We manage the fund based on the
                                                                                        philosophy that business value is separate
                                                                                        from, but eventually determines, market
                                                                                        value. Our goal is to

===================================================================================================================================
PORTFOLIO COMPOSITION BY SECTOR     TOP 10 EQUITY HOLDINGS*                           TOP 10 INDUSTRIES*

                                     1. Tyco International Ltd. (Bermuda)      4.4%   1. Advertising                            5.6%
          [PIE CHART]
                                     2. Computer Associates International Inc. 3.8    2. Thrifts & Mortgage Finance             5.5
FINANCIALS                 23.0%
                                     3. Fannie Mae                             3.1    3. Diversified Commercial Services        4.7
CONSUMER DISCRETIONARY     16.0%
                                     4. Waste Management, Inc.                 3.0    4. Data Processing & Outsourced Services  4.7
INDUSTRIALS                19.9%
                                     5. Citigroup Inc.                         2.9    5. Investment Banking & Brokerage         4.6
HEALTH CARE                14.8%
                                     6. Omnicom Group Inc.                     2.9    6. Health Care Distributors               4.6
OTHER SECTORS              26.3%
                                     7. Interpublic Group of Cos., Inc. (The)  2.7    7. Pharmaceuticals                        4.4

                                     8. First Data Corp.                       2.7    8. Industrial Conglomerates               4.4
TOTAL NUMBER OF
 HOLDINGS*                   48
                                     9. Bank One Corp.                         2.6    9. Building Products                      4.2
TOTAL NET ASSETS  $ 6.4 BILLION
                                    10. Cendant Corp.                          2.5   10. Systems Software                       3.8

*  Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

grow your capital by investing               stocks that we purchased during 2002                        BRET W. STANLEY
primarily in U.S. companies that are         were big drivers of our outperformance                      Mr. Stanley, CFA, is
significantly undervalued on an absolute     this year. A few fund holdings of            [PHOTO OF      lead portfolio manager
basis. The AIM Basic Value philosophy        interest include:                            BRET W.        of AIM Basic Value Fund
recognizes that businesses have an                                                        STANLEY]       and the Head of AIM's
intrinsic value that is independent of          o Tyco International is now under                        Value Investment
the market, stock prices are more            new management, and is working to move                      Management Unit. Prior
volatile than business values, investors     beyond the controversy associated with                      to joining AIM in 1998,
often overreact to negative news, and a      its former CEO. The company remains one      Mr. Stanley served as a vice
long-term investment horizon is              of our largest holdings. The stock           president and portfolio manager and
required.                                    performed well during 2003 following         managed growth and income, equity
                                             better operating results, and remains        income, and value portfolios. He began
   When the stock market is viewed           undervalued in our opinion.                  his investment career in 1988. Mr.
through this intrinsic-value lens, it                                                     Stanley received a B.B.A. in finance
becomes clear that investment risk has          o Computer Associates International       from The University of Texas at Austin
little to do with historical prices and      is one of the world's largest software       and an M.S. in finance from the
popular volatility measures. In fact, we     companies and was our top-performing         University of Houston.
believe that risk is often inversely         investment in 2003. The company
related to price. This creates a             continues to produce substantial and                        R. CANON COLEMAN II
paradox: investment risk may, in fact,       stable cash flow, and we believe the                        Mr. Coleman, CFA,
be low precisely where it appears high.      company remains undervalued as the           [PHOTO OF      joined AMVESCAP in 1999
The bridge across this gap in market         accounting concerns that created our         R. CANON       in its corporate
perception is a long-term investment         investment opportunity continue to           COLEMAN II]    associate rotation
horizon. As price declines significantly     abate.                                                      program, working with
below intrinsic value, what is known as                                                                  fund managers throughout
a "margin of safety" is created. While          o Fannie Mae was among our more                          AMVESCAP before joining
this discount to value may be of no use      significant new investments during 2003.     AIM in 2000. He previously worked as a
to a short-term trader, it is highly         Like other opportunities before, Fannie      CPA. Mr. Coleman earned a B.S. and M.S.
relevant to the long-term investor. If       Mae's depressed value is the result of a     in accounting from the University of
this margin of safety is large enough,       hostile political environment,               Florida. He also has an M.B.A. from The
it creates an attractive risk-to-reward      accounting complexity, and management        Wharton School at the University of
equation that suggests significantly         and accounting troubles at its               Pennsylvania.
higher upside potential with a lower         competitor, Freddie Mac. While this
risk of a permanent loss of capital.         investment has yet to meaningfully                          MATTHEW W. SEINSHEIMER
                                             contribute to our performance, we                           Mr. Seinsheimer, CFA,
   As we suggested last year, we thought     believe it is a compelling long-term         [PHOTO OF      began his investment
this was the case with Tyco                  opportunity.                                 MATTHEW W.     career in 1992 as a
International and Computer Associates                                                     SEINSHEIMER]   fixed-income trader.
International. Those and other                                                                           He later served as a
controversial but significantly              IN CLOSING                                                  portfolio manager on
undervalued                                                                                              both fixed-income and
                                             While 2003 was a strong year it needs to     equity portfolios. Mr. Seinsheimer
FUND VS. INDEXES                             be considered in a longer-term context.      joined AIM as a senior analyst in 1998
                                             Last year, we estimated that the fund        and assumed his current
Average annual total returns,                had a near-record discount between           responsibilities in 2000. Mr.
12/31/02-12/31/03, excluding sales           year-end market value and our estimate       Seinsheimer received a B.B.A. from
charges.                                     of portfolio intrinsic value. Following      Southern Methodist University and an
                                             a 34% increase in market value this          M.B.A. from The University of Texas at
                                             year, we believe this discount is still      Austin.
   If sales charges were                     attractive but clearly more modest as of
included, performance would be lower.        the end of this year.
                                                                                                         MICHAEL J. SIMON
 Class A Shares                    33.76%       In the meantime, our money remains                       Mr. Simon, CFA, joined
 Class B Shares                    32.95     invested alongside your money. We hope       [PHOTO OF      AIM in 2001. Prior to
 Class C Shares                    32.90     you will share our long-term investment      MICHAEL J.     joining AIM, Mr. Simon
 Class R Shares                    33.52     horizon and remain shareholders with us      SIMON]         worked as a vice
 S&P 500 Index                     28.67     for many years.                                             president, equity
 (Broad Market Index)                                                                                    analyst and portfolio
 Russell 1000 Value Index          30.03          See important fund and index                           manager. Mr. Simon
 (Style-specific Index)                          disclosures inside front cover.          started his investment career in 1989.
 Lipper Large-Cap Value Fund Index 28.00                                                  He received a B.B.A. in finance from
 (Peer Group Index)                                                                       Texas Christian University and an
                                                                                          M.B.A. from the University of Chicago.
 Source: Lipper, Inc.                                                                     Mr. Simon has served as Occasional
                                                                                          Faculty in the Finance and Decision
                                                                                          Sciences Department of Texas Christian
                                                                                          University's M.J. Neeley School of
                                                                                          Business.

                                                                                          Assisted by the Basic Value Team

                                                                                          [ARROW        For More Information Visit
                                                                                          BUTTON        AIMinvestments.com
                                                                                          IMAGE]

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

10/18/95-12/31/03
Index data from 10/31/95




                         DATE        AIM BASIC VALUE FUND    AIM BASIC VALUE FUND      S&P 500     RUSSELL 1000   LIPPER LARGE-CAP
                                       CLASS A SHARES           CLASS B SHARES          INDEX      VALUE INDEX    VALUE FUND INDEX
                        10/18/95             9450                    10000
                        10/31/95             9466                    10009               10000          10000          10000
                        12/31/95            10550                    11156               10640          10771          10603
                         3/31/96            11095                    11707               11211          11380          11171
                         6/30/96            11888                    12528               11713          11576          11539
                         9/30/96            12021                    12640               12075          11913          11932
                        12/31/96            12144                    12754               13081          13101          12836
                         3/31/97            12336                    12938               13432          13437          13073
                         6/30/97            13860                    14509               15775          15418          15044
                         9/30/97            15625                    16334               16957          16954          16278
                        12/31/97            15451                    16127               17443          17711          16491
                         3/31/98            16857                    17573               19875          19776          18383
                         6/30/98            16453                    17120               20535          19864          18596
                         9/30/98            14374                    14934               18497          17563          16538
                        12/31/98            16531                    17150               22432          20479          19499
                         3/31/99            17116                    17728               23549          20772          19957
                         6/30/99            20726                    21420               25206          23115          21688
[MOUNTAIN CHART]         9/30/99            18729                    19328               23636          20851          19923
                        12/31/99            21828                    22487               27150          21984          21601
                         3/31/00            22836                    23493               27772          22089          21632
                         6/30/00            22507                    23117               27034          21054          21171
                         9/30/00            24915                    25548               26772          22709          21943
                        12/31/00            26249                    26876               24679          23526          22023
                         3/31/01            25842                    26420               21755          22148          20315
                         6/30/01            27976                    28557               23027          23230          21218
                         9/30/01            23127                    23571               19649          20686          18519
                        12/31/01            26283                    26726               21748          22211          20135
                         3/31/02            27469                    27896               21808          23120          20521
                         6/30/02            23664                    23995               18888          21150          18301
                         9/30/02            18739                    18958               15627          17180          14887
                        12/31/02            20211                    20411               16943          18763          16173
                         3/31/03            18934                    19092               16410          17850          15383
                         6/30/03            22910                    23065               18935          20934          17911
                         9/30/03            23883                    24011               19436          21366          18260
                        12/31/03            27018                    27164               21801          24398          20701

Source: Lipper, Inc.


Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B Shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge. The performance of the fund's share classes will differ due to different sales charge structures and class expenses.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS                 *Class R shares were first offered on        historical, and they reflect fund
As of 12/31/03, including sales charges      June 3, 2002. Returns prior to that date     expenses, the reinvestment of
CLASS A SHARES                               are hypothetical results based on Class      distributions, and changes in net asset
Inception (10/18/95)             12.88%      A returns (inception date 10/18/95) at       value. Performance data quoted represent
 5 Years                          9.08       net asset value, adjusted to reflect         past performance, and the investment
 1 Year                          26.42       Class R 12b-1 fees. Class R share            return and principal value of an
                                             returns do not include a 0.75%               investment will fluctuate so that an
CLASS B SHARES                               contingent deferred sales charge that        investor's shares, when redeemed, may be
Inception (10/18/95)             12.96%      may be imposed on a total redemption of      worth more or less than their original
 5 Years                          9.33       retirement plan assets within the first      cost.
 1 Year                          27.95       year.
                                                                                             Class A share performance reflects the
CLASS C SHARES                                  Current performance may be lower or       maximum 5.50% sales charge, and Class B
Inception (5/3/99)                6.40%      higher than the performance data quoted.     and Class C share performance reflects
 1 Year                          31.90       Past performance cannot guarantee            the applicable contingent deferred sales
                                             comparable future results. Due to            charge (CDSC) for the period involved.
CLASS R SHARES*                              significant market volatility, results       The CDSC on Class B shares declines from
Inception                        13.49%      of an investment made today may differ       5% beginning at the time of purchase to
 1 Year                          33.52       substantially from the historical            0% at the beginning of the seventh year.
                                             performance shown. Please visit              The CDSC on Class C shares is 1% for the
                                             aiminvestments.com for the most current      first year after purchase. The
                                             month-end performance.                       performance of the fund's share classes
                                                                                          will differ due to different sales
                                               The fund's performance figures are         charge structures and class expenses.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/03

AIM BASIC VALUE FUND

INSTITUTIONAL CLASS SHARES                 AVERAGE ANNUAL TOTAL RETURNS            Please note that past performance is not
                                           For periods ended 12/31/03              indicative of future results. More
The following information has been                                                 recent returns may be more or less than
prepared to provide Institutional Class    Inception (3/15/02)           -0.13%    those shown. All returns assume
shareholders with a performance overview      1 Year                     34.67     reinvestment of distributions at net
specific to their holdings.                                                        asset value. Investment return and
Institutional Class shares are offered                                             principal value will fluctuate so your
exclusively to institutional investors,                                            shares, when redeemed, may be worth more
including defined contribution plans                                               or less than their original cost. See
that meet certain criteria. Performance                                            full report for information on
of Institutional Class shares will                                                 comparative benchmarks. If you have
differ from performance of Class A                                                 questions, please consult your fund
shares due to differing sales charges                                              prospectus or call 800-451-4246. A I M
and class expenses.                                                                Distributors, Inc.



FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                                --Servicemark--

AIMinvestments.com      BVA-INS-1            [AIM INVESTMENTS LOGO APPEARS HERE]
                                                        --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.81%

ADVERTISING-5.64%

Interpublic Group of Cos., Inc. (The)(a)        11,282,700   $  176,010,120
---------------------------------------------------------------------------
Omnicom Group Inc.                               2,145,000      187,322,850
===========================================================================
                                                                363,332,970
===========================================================================

AEROSPACE & DEFENSE-1.51%

Honeywell International Inc.                     2,899,200       96,920,256
===========================================================================

APPAREL RETAIL-2.45%

Gap, Inc. (The)                                  6,802,300      157,881,383
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.01%

Bank of New York Co., Inc. (The)                 4,150,000      137,448,000
---------------------------------------------------------------------------
Janus Capital Group Inc.                         3,449,000       56,598,090
===========================================================================
                                                                194,046,090
===========================================================================

BUILDING PRODUCTS-4.20%

American Standard Cos. Inc.(a)                   1,454,000      146,417,800
---------------------------------------------------------------------------
Masco Corp.                                      4,537,600      124,375,616
===========================================================================
                                                                270,793,416
===========================================================================

COMMUNICATIONS EQUIPMENT-1.28%

Motorola, Inc.                                   5,867,000       82,548,690
===========================================================================

CONSUMER ELECTRONICS-1.27%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             2,808,098       81,687,571
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.65%

Ceridian Corp.(a)                                6,071,300      127,133,022
---------------------------------------------------------------------------
First Data Corp.                                 4,186,000      172,002,740
===========================================================================
                                                                299,135,762
===========================================================================

DIVERSIFIED BANKS-2.56%

Bank One Corp.                                   3,623,000      165,172,570
===========================================================================

DIVERSIFIED CAPITAL MARKETS-2.03%

J.P. Morgan Chase & Co.                          3,556,000      130,611,880
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.68%

Cendant Corp.(a)                                 7,355,000      163,795,850
---------------------------------------------------------------------------
H&R Block, Inc.                                  2,480,400      137,339,748
===========================================================================
                                                                301,135,598
===========================================================================

ELECTRIC UTILITIES-0.35%

FirstEnergy Corp.                                  647,300       22,784,960
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

---------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-2.28%

Waters Corp.(a)                                  4,430,000   $  146,898,800
===========================================================================

EMPLOYMENT SERVICES-0.84%

Robert Half International Inc.(a)                2,310,300       53,922,402
===========================================================================

ENVIRONMENTAL SERVICES-3.00%

Waste Management, Inc.                           6,537,167      193,500,143
===========================================================================

FOOD RETAIL-3.11%

Kroger Co. (The)(a)                              7,651,400      141,627,414
---------------------------------------------------------------------------
Safeway Inc.(a)                                  2,670,000       58,499,700
===========================================================================
                                                                200,127,114
===========================================================================

GENERAL MERCHANDISE STORES-2.23%

Target Corp.                                     3,745,600      143,831,040
===========================================================================

HEALTH CARE DISTRIBUTORS-4.55%

Cardinal Health, Inc.                            2,398,000      146,661,680
---------------------------------------------------------------------------
McKesson Corp.                                   4,541,900      146,067,504
===========================================================================
                                                                292,729,184
===========================================================================

HEALTH CARE FACILITIES-2.00%

HCA Inc.                                         2,994,000      128,622,240
===========================================================================

HEALTH CARE SERVICES-2.01%

IMS Health Inc.                                  5,200,900      129,294,374
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.79%

Starwood Hotels & Resorts Worldwide, Inc.        3,204,000      115,247,880
===========================================================================

INDUSTRIAL CONGLOMERATES-4.38%

Tyco International Ltd. (Bermuda)               10,646,000      282,119,000
===========================================================================

INDUSTRIAL MACHINERY-1.24%

Parker Hannifin Corp.                            1,337,600       79,587,200
===========================================================================

INVESTMENT BANKING & BROKERAGE-4.61%

Merrill Lynch & Co., Inc.                        2,617,000      153,487,050
---------------------------------------------------------------------------
Morgan Stanley                                   2,480,000      143,517,600
===========================================================================
                                                                297,004,650
===========================================================================

LEISURE PRODUCTS-0.61%

Mattel, Inc.                                     2,021,460       38,953,534
===========================================================================

MANAGED HEALTH CARE-1.84%

UnitedHealth Group Inc.                          2,039,400      118,652,292
===========================================================================

MOVIES & ENTERTAINMENT-1.98%

Walt Disney Co. (The)                            5,470,000      127,615,100
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS DRILLING-3.43%

ENSCO International Inc.                         3,570,700   $   97,015,919
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)              5,171,698      124,172,469
===========================================================================
                                                                221,188,388
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.50%

Halliburton Co.                                  2,600,000       67,600,000
---------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)      2,597,300       93,502,800
===========================================================================
                                                                161,102,800
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.91%

Citigroup Inc.                                   3,859,597      187,344,839
===========================================================================

PHARMACEUTICALS-4.40%

Aventis S.A. (France)                            2,266,000      149,361,033
---------------------------------------------------------------------------
Wyeth                                            3,160,000      134,142,000
===========================================================================
                                                                283,503,033
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.34%

ACE Ltd. (Cayman Islands)                        3,637,000      150,644,540
===========================================================================

SEMICONDUCTOR EQUIPMENT-1.86%

Novellus Systems, Inc.(a)                        2,849,000      119,800,450
===========================================================================

SYSTEMS SOFTWARE-3.76%

Computer Associates International, Inc.          8,859,900      242,229,666
===========================================================================

THRIFTS & MORTGAGE FINANCE-5.51%

Fannie Mae                                       2,690,000      201,911,400
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE

---------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-(CONTINUED)

MGIC Investment Corp.                            1,284,100   $   73,116,654
---------------------------------------------------------------------------
Radian Group Inc.                                1,638,856       79,894,230
===========================================================================
                                                                354,922,284
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,277,316,546)                         6,234,892,099
===========================================================================

MONEY MARKET FUNDS-3.21%

Liquid Assets Portfolio(b)                     103,433,320      103,433,320
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                        103,433,320      103,433,320
===========================================================================
    Total Money Market Funds (Cost
      $206,866,640)                                             206,866,640
===========================================================================
TOTAL INVESTMENTS-100.02% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,484,183,186)                                             6,441,758,739
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.74%

Liquid Assets Portfolio(b)(c)                  313,614,189      313,614,189
---------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                     313,614,190      313,614,190
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $627,228,379)                                       627,228,379
===========================================================================
TOTAL INVESTMENTS-109.76% (Cost
  $6,111,411,565)                                             7,068,987,118
===========================================================================
OTHER ASSETS LESS LIABILITIES-(9.76%)                          (628,464,983)
===========================================================================
NET ASSETS-100.00%                                           $6,440,522,135
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $5,277,316,546)*                            $6,234,892,099
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $834,095,019)                            834,095,019
------------------------------------------------------------
Foreign currencies, at value (cost $50)                   53
------------------------------------------------------------
Receivables for:
  Fund shares sold                                12,474,754
------------------------------------------------------------
  Dividends                                        7,827,614
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   138,696
------------------------------------------------------------
Other assets                                         161,876
============================================================
    Total assets                               7,089,590,111
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          15,318,599
------------------------------------------------------------
  Deferred compensation and retirement plans         205,647
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       627,228,379
------------------------------------------------------------
Accrued distribution fees                          3,279,448
------------------------------------------------------------
Accrued trustees' fees                                   952
------------------------------------------------------------
Accrued transfer agent fees                        2,783,955
------------------------------------------------------------
Accrued operating expenses                           250,996
============================================================
    Total liabilities                            649,067,976
============================================================
Net assets applicable to shares outstanding   $6,440,522,135
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $6,127,938,808
------------------------------------------------------------
Undistributed net investment income (loss)          (112,387)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (644,879,842)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              957,575,556
============================================================
                                              $6,440,522,135
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $3,812,300,412
____________________________________________________________
============================================================
Class B                                       $1,946,589,710
____________________________________________________________
============================================================
Class C                                       $  667,411,763
____________________________________________________________
============================================================
Class R                                       $   12,096,851
____________________________________________________________
============================================================
Institutional Class                           $    2,123,399
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          130,362,124
____________________________________________________________
============================================================
Class B                                           70,031,911
____________________________________________________________
============================================================
Class C                                           24,014,347
____________________________________________________________
============================================================
Class R                                              414,793
____________________________________________________________
============================================================
Institutional Class                                   71,838
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        29.24
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.24 divided by
      94.50%)                                 $        30.94
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        27.80
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        27.79
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        29.16
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        29.56
____________________________________________________________
============================================================

* At December 31, 2003, securities with an aggregate market value of $614,909,891 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends                                                     $   52,022,025
----------------------------------------------------------------------------
Dividends from affiliated money market funds*                      2,804,067
============================================================================
    Total investment income                                       54,826,092
============================================================================

EXPENSES:

Advisory fees                                                     34,395,027
----------------------------------------------------------------------------
Administrative services fees                                         645,285
----------------------------------------------------------------------------
Custodian fees                                                       383,198
----------------------------------------------------------------------------
Distribution fees:
  Class A                                                         10,481,300
----------------------------------------------------------------------------
  Class B                                                         16,194,076
----------------------------------------------------------------------------
  Class C                                                          5,548,635
----------------------------------------------------------------------------
  Class R                                                             27,735
----------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                          14,127,373
----------------------------------------------------------------------------
Trustees' fees                                                        80,102
----------------------------------------------------------------------------
Other                                                              1,644,306
============================================================================
    Total expenses                                                83,527,037
============================================================================
Less: Fees waived and expense offset arrangements                   (157,442)
============================================================================
    Net expenses                                                  83,369,595
============================================================================
Net investment income (loss)                                     (28,543,503)
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         (185,506,779)
----------------------------------------------------------------------------
  Foreign currencies                                                 296,126
============================================================================
                                                                (185,210,653)
============================================================================
Change in net unrealized appreciation of:
  Investment securities                                        1,755,021,433
----------------------------------------------------------------------------
  Foreign currencies                                                       3
============================================================================
                                                               1,755,021,436
============================================================================
Net gain from investment securities and foreign currencies     1,569,810,783
============================================================================
Net increase in net assets resulting from operations          $1,541,267,280
____________________________________________________________________________
============================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (28,543,503)   $   (22,688,599)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (185,210,653)      (224,532,143)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               1,755,021,436     (1,119,642,589)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                1,541,267,280     (1,366,863,331)
===============================================================================================
Share transactions-net:
  Class A                                                        371,075,475      1,177,106,683
-----------------------------------------------------------------------------------------------
  Class B                                                        (23,057,201)       447,671,199
-----------------------------------------------------------------------------------------------
  Class C                                                        (12,624,445)       122,712,958
-----------------------------------------------------------------------------------------------
  Class R                                                          8,800,089          1,424,141
-----------------------------------------------------------------------------------------------
  Institutional Class                                                131,671          1,422,881
===============================================================================================
    Net increase in net assets resulting from share
     transactions                                                344,325,589      1,750,337,862
===============================================================================================
    Net increase in net assets                                 1,885,592,869        383,474,531
===============================================================================================

NET ASSETS:

  Beginning of year                                            4,554,929,266      4,171,454,735
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(112,387) and $(65,471) for 2003 and 2002,
    respectively)                                             $6,440,522,135    $ 4,554,929,266
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). Voluntary fee waivers or
reimbursements may be modified or discontinued with approval of Board of Trustees without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $84,222.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $645,285 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $5,098,624 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $10,481,300, $16,194,076, $5,548,635 and
$27,735, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $759,942 in front-end sales commissions from the sale of Class A shares and $49,430, $2,916, and $65,321, and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES


The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:


                                                                        UNREALIZED
                      MARKET VALUE     PURCHASES AT    PROCEEDS FROM    APPRECIATION      MARKET VALUE      DIVIDEND     REALIZED
                       12/31/2002          COST            SALES        (DEPRECIATION)     12/31/2003        INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio           $ 89,779,169     $466,486,753    $(452,832,602)      $     --       $103,433,320     $1,077,710      $    --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio    89,779,169      466,486,753     (452,832,602)            --        103,433,320      1,049,202           --
====================================================================================================================================
  Subtotal            $179,558,338     $932,973,506    $ 905,665,204       $     --       $206,866,640     $2,126,912      $    --
____________________________________________________________________________________________________________________________________
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:


                                                                       UNREALIZED
                 MARKET VALUE       PURCHASES AT     PROCEEDS FROM     APPRECIATION      MARKET VALUE       DIVIDEND     REALIZED
                  12/31/2002            COST             SALES         (DEPRECIATION)     12/31/2003        INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio      $115,607,394      $  623,002,456    $ (424,995,661)      $     --       $313,614,189      $  342,114      $    --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio       115,607,395         623,002,456      (424,995,661)            --        313,614,190         335,041           --
====================================================================================================================================
  Subtotal       $231,214,789      $1,246,004,912    $  849,991,322       $     --       $627,228,379      $  677,155      $    --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

  Total          $410,773,127      $2,178,978,418    $1,755,656,526       $     --       $834,095,019      $2,804,067      $    --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $3,239,640.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $71,981 and reductions in custodian fees of $1,239 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $73,220.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $17,037 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $614,909,891 were on loan to brokers. The loans were secured by cash collateral of $627,228,379 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $677,155 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments           945,048,830
------------------------------------------------------------
Temporary book/tax differences                      (112,387)
------------------------------------------------------------
Capital loss carryforward                       (632,353,116)
------------------------------------------------------------
Shares of beneficial interest                  6,127,938,808
============================================================
Total net assets                              $6,440,522,135
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $3.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $101,680,239
----------------------------------------------------------
December 31, 2010                              333,531,794
----------------------------------------------------------
December 31, 2011                              197,141,083
==========================================================
Total capital loss carryforward               $632,353,116
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $1,232,255,295 and $987,374,682, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                       $1,138,170,081
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (193,121,254)
============================================================
Net unrealized appreciation of investment
  securities                                  $  945,048,827
____________________________________________________________
============================================================
Cost of investments for tax purposes is
  $6,123,938,291.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $28,496,587, undistributed net realized gains decreased by $296,126 and shares of beneficial interest decreased by $28,200,461. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                          2003                               2002
                                                              -----------------------------    --------------------------------
                                                                SHARES           AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      45,894,184    $1,127,030,777        76,760,537    $1,974,256,884
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      14,417,383       339,056,287        36,719,189       930,261,749
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       5,136,210       121,231,659        11,937,042       301,540,951
-------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        406,314        10,126,744            81,501         1,780,171
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            12,259           310,965            72,939         1,565,277
===============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,640,145        65,659,146         1,123,932        28,176,777
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,769,986)      (65,659,146)       (1,169,041)      (28,176,777)
===============================================================================================================================
Reacquired:
  Class A                                                     (34,160,186)     (821,614,448)      (34,569,714)     (825,326,978)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (13,284,365)     (296,454,342)      (20,054,811)     (454,413,773)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,926,753)     (133,856,104)       (7,825,922)     (178,827,993)
-------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (56,598)       (1,326,655)          (16,424)         (356,030)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (7,415)         (179,294)           (5,945)         (142,396)
===============================================================================================================================
                                                               12,301,192    $  344,325,589        63,053,283    $1,750,337,862
_______________________________________________________________________________________________________________________________
===============================================================================================================================

  * Class R shares commenced sales on June 3, 2002.
 ** Institutional Class shares commenced sales on March 15, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                     CLASS A
                                     -----------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------
                                        2003             2002             2001           2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $    21.86       $    28.44       $    28.41      $  23.84      $ 18.13
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.06)           (0.04)(a)        (0.02)(a)      0.06         0.05(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         7.44            (6.54)            0.06          4.74         5.75
============================================================================================================
    Total from investment
      operations                           7.38            (6.58)            0.04          4.80         5.80
============================================================================================================
Less distributions:
  Dividends from net investment
    income                                   --             0.00             0.00         (0.03)        0.00
------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --             0.00            (0.01)        (0.20)       (0.09)
============================================================================================================
    Total distributions                      --             0.00            (0.01)        (0.23)       (0.09)
============================================================================================================
Net asset value, end of period       $    29.24       $    21.86       $    28.44      $  28.41      $ 23.84
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                           33.76%          (23.14)%           0.16%        20.20%       32.04%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $3,812,300       $2,534,964       $2,066,536      $448,668      $70,791
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net
  assets                                   1.34%(c)         1.33%            1.30%         1.32%        1.69%(d)
============================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.28)%(c)       (0.17)%          (0.05)%        0.49%        0.23%
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                      20%              30%              20%           56%          63%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,994,657,284.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.71% for the year ended December 31, 1999.


                                                                     CLASS B
                                     -----------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------
                                        2003             2002             2001           2000         1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $    20.91       $    27.38       $    27.54      $  23.23      $ 17.79
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.21)           (0.20)(a)        (0.19)(a)     (0.02)       (0.09)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         7.10            (6.27)            0.04          4.53         5.62
============================================================================================================
    Total from investment
      operations                           6.89            (6.47)           (0.15)         4.51         5.53
============================================================================================================
Less distributions from net
  realized gains                             --             0.00            (0.01)        (0.20)       (0.09)
============================================================================================================
Net asset value, end of period       $    27.80       $    20.91       $    27.38      $  27.54      $ 23.23
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                           32.95%          (23.63)%          (0.53)%       19.47%       31.13%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $1,946,590       $1,498,499       $1,538,292      $241,157      $55,785
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net
  assets                                   1.99%(c)         1.98%            1.95%         1.97%        2.34%(d)
============================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.93)%(c)       (0.82)%          (0.70)%       (0.16)%      (0.42)%
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                      20%              30%              20%           56%          63%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,619,407,558.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.36% for the year ended December 31, 1999.


                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                                              MAY 3, 1999 (DATE
                                                                    YEAR ENDED DECEMBER 31,                   SALES COMMENCED) TO
                                                     -----------------------------------------------------    DECEMBER 31,
                                                       2003           2002           2001           2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  20.91       $  27.38       $  27.54       $  23.23          $21.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.21)         (0.20)(a)      (0.19)(a)      (0.02)          (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      7.09          (6.27)          0.04           4.53            2.31
=================================================================================================================================
    Total from investment operations                     6.88          (6.47)         (0.15)          4.51            2.25
=================================================================================================================================
Less distributions from net realized gains                 --           0.00          (0.01)         (0.20)          (0.09)
=================================================================================================================================
Net asset value, end of period                       $  27.79       $  20.91       $  27.38       $  27.54          $23.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         32.90%        (23.63)%        (0.53)%        19.47%          10.72%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $667,412       $518,575       $566,627       $193,863          $7,669
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.99%(c)       1.98%          1.95%          1.97%           2.34%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.93)%(c)     (0.82)%        (0.70)%        (0.16)%         (0.42)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 20%            30%            20%            56%             63%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $554,863,501.
(d)  Annualized
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.36% for the period ended December 31, 1999.
(f)  Not annualized for periods less than one year.


                                                                             CLASS R
                                                              --------------------------------------
                                                                                 JUNE 3, 2002 (DATE
                                                              YEAR ENDED         SALES COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                 2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 21.84                $ 27.54
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)                 (0.05)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    7.38                  (5.65)
====================================================================================================
    Total from investment operations                               7.32                  (5.70)
====================================================================================================
Net asset value, end of period                                  $ 29.16                $ 21.84
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                   33.52%                (20.70)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,097                $ 1,421
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                            1.49%(c)               1.54%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets       (0.43)%(c)             (0.37)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(e)                                           20%                    30%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $5,546,977.
(d)  Annualized
(e)  Not annualized for periods less than one year.


                                                                        INSTITUTIONAL CLASS
                                                              ---------------------------------------
                                                                                 MARCH 15, 2002 (DATE
                                                              YEAR ENDED         SALES COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                 2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $21.95                $ 29.63
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.08                   0.06(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    7.53                  (7.74)
=====================================================================================================
    Total from investment operations                               7.61                  (7.68)
=====================================================================================================
Net asset value, end of period                                   $29.56                $ 21.95
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                   34.67%                (25.92)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,123                $ 1,471
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:                           0.71%(c)               0.81%(d)
=====================================================================================================
Ratio of net investment income to average net assets               0.35%(c)               0.35%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                           20%                    30%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,682,752.
(d)  Annualized
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Basic Value Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Value Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Basic Value Fund, a portfolio of AIM Growth Series, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  220,422,956       2,090,149
      Frank S. Bayley..............................  220,421,414       2,091,691
      James T. Bunch...............................  220,475,987       2,037,118
      Bruce L. Crockett............................  220,491,676       2,021,429
      Albert R. Dowden.............................  220,501,048       2,012,057
      Edward K. Dunn, Jr...........................  220,455,975       2,057,130
      Jack M. Fields...............................  220,482,351       2,030,754
      Carl Frischling..............................  220,425,369       2,087,736
      Robert H. Graham.............................  220,454,739       2,058,366
      Gerald J. Lewis..............................  220,409,268       2,103,837
      Prema Mathai-Davis...........................  220,408,374       2,104,731
      Lewis F. Pennock.............................  220,457,337       2,055,768
      Ruth H. Quigley..............................  220,413,621       2,099,484
      Louis S. Sklar...............................  220,464,511       2,048,594
      Larry Soll, Ph.D.............................  220,455,382       2,057,723
      Mark H. Williamson...........................  220,434,573       2,078,532

* Proposal required approval by a combined vote of all the portfolios of AIM Growth Series.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                   HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1991             Director and Chairman, A I M          None
  Trustee, Chairman and                             Management Group Inc. (financial
  President                                         services holding company); and
                                                    Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman of
                                                    AMVESCAP PLC -- AIM Division
                                                    (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief
                                                    Executive Officer, A I M Management
                                                    Group Inc.; Director, Chairman and
                                                    President, A I M Advisors, Inc.
                                                    (registered investment advisor);
                                                    Director and Chairman, A I M
                                                    Capital Management, Inc.
                                                    (registered investment advisor),
                                                    A I M Distributors, Inc.
                                                    (registered broker dealer), AIM
                                                    Investment Services, Inc.,
                                                    (registered transfer agent), and
                                                    Fund Management Company (registered
                                                    broker dealer); and Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed
                                                    Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief         None
  Trustee and Executive Vice                        Executive Officer, A I M Management
  President                                         Group Inc. (financial services
                                                    holding company); Director,
                                                    Chairman and President, A I M
                                                    Advisors, Inc. (registered
                                                    investment advisor); Director,
                                                    A I M Capital Management, Inc.
                                                    (registered investment advisor) and
                                                    A I M Distributors, Inc.
                                                    (registered broker dealer);
                                                    Director and Chairman, AIM
                                                    Investment Services, Inc.
                                                    (registered transfer agent), and
                                                    Fund Management Company (registered
                                                    broker dealer); and Chief Executive
                                                    Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: Director, Chairman,
                                                    President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc.
                                                    and INVESCO Distributors, Inc.;
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman
                                                    and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and
                                                    Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant                            None
  Trustee
                                                    Formerly: President and Chief
                                                    Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and
                                                    Chief Executive Officer, First
                                                    Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker &       Badgley Funds, Inc.
  Trustee                                           McKenzie                              (registered investment
                                                                                          company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green,      None
  Trustee                                           Manning & Bunch Ltd., (investment
                                                    banking firm); and Director, Policy
                                                    Studies, Inc. and Van Gilder
                                                    Insurance Corporation
                                                    Formerly: General Counsel and
                                                    Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law
                                                    firm of Davis, Graham & Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology         ACE Limited (insurance
  Trustee                                           Associates (technology consulting     company); and
                                                    company)                              Captaris, Inc.
                                                                                          (unified messaging
                                                                                          provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and    Cortland Trust, Inc.
  Trustee                                           private business corporations,        (Chairman) (registered
                                                    including the Boss Group Ltd.         investment company);
                                                    (private investment and management)   Annuity and Life Re
                                                    and Magellan Insurance Company        (Holdings), Ltd.
                                                                                          (insurance company)
                                                    Formerly: Director, President and
                                                    Chief Executive Officer, Volvo
                                                    Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and
                                                    director of various affiliated
                                                    Volvo companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile        None
  Trustee                                           Mortgage Corp.; President and Chief
                                                    Operating Officer, Mercantile-Safe
                                                    Deposit & Trust Co.; and President,
                                                    Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty       Administaff
  Trustee                                           First Century Group, Inc.
                                                    (government affairs company) and
                                                    Texana Timber LP
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004


The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS                   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1991               Partner, law firm of Kramer Levin     Cortland Trust, Inc.
  Trustee                                              Naftalis and Frankel LLP              (registered investment
                                                                                             company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution          General Chemical
  Trustee                                              Services (San Diego, California)      Group, Inc.,
                                                                                             Wheelabrator
                                                       Formerly: Associate Justice of the    Technologies, Inc.
                                                       California Court of Appeals           (waste management
                                                                                             company), Fisher
                                                                                             Scientific, Inc.,
                                                                                             Henley Manufacturing,
                                                                                             Inc. (laboratory
                                                                                             supplies), and
                                                                                             California Coastal
                                                                                             Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer,    None
  Trustee                                              YWCA of the USA
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1991               Partner, law firm of Pennock &        None
  Trustee                                              Cooper
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired                               None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1991               Executive Vice President,             None
  Trustee                                              Development and Operations Hines
                                                       Interests Limited Partnership (real
                                                       estate development company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired                               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President,      N/A
  Senior Vice President and Chief                      Secretary and General Counsel,
  Legal Officer                                        A I M Management Group Inc.
                                                       (financial services holding
                                                       company) and A I M Advisors, Inc.;
                                                       Vice President, A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc. and AIM
                                                       Investment Services, Inc.; and
                                                       Director, Vice President and
                                                       General Counsel, Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and
                                                       General Counsel, Liberty Financial
                                                       Companies, Inc.; and Senior Vice
                                                       President and General Counsel,
                                                       Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief           N/A
  Vice President                                       Research Officer -- Fixed Income,
                                                       A I M Capital Management, Inc.; and
                                                       Vice President, A I M Advisors,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1998               Vice President and Chief Compliance   N/A
  Vice President                                       Officer, A I M Advisors, Inc. and
                                                       A I M Capital Management, Inc.; and
                                                       Vice President, AIM Investment
                                                       Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer,    N/A
  Vice President and Treasurer                         A I M Advisors, Inc.; Senior Vice
                                                       President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M
                                                       Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Vice President, A I M Advisors,       N/A
  Vice President                                       Inc., and President, Chief
                                                       Executive Officer and Chief
                                                       Investment Officer, A I M Capital
                                                       Management, Inc.
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

        DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund(5)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)                 INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)                 INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AM Trimark Small Companies Fund              INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund



(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                                   AIMinvestments.com                  BVA-AR-1

                                                   YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College    Separately   Offshore    Alternative    Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings    Managed      Products    Investments    Management
                               Plans      Accounts

                                                          AIM GLOBAL TRENDS FUND
                               Annual Report to Shareholders o December 31, 2003




                                 [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--

================================================================================
AIM GLOBAL TRENDS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.


o On or about March 31, 2004, AIM Global
Trends Fund will be renamed AIM Global
Equity Fund.

ABOUT SHARE CLASSES


o Effective 9/30/03, Class B shares are     o The fund may participate in the            o A direct investment cannot be made in
not available as an investment for          initial public offering (IPO) market in      an index. Unless otherwise indicated,
retirement plans maintained pursuant to     some market cycles. A significant            index results include reinvested
Section 401 of the Internal Revenue         portion of the fund's returns during         dividends, and they do not reflect sales
Code, including 401(k) plans, money         certain periods was attributable to its      charges. Performance of an index of
purchase pension plans and profit           investments in IPOs. These investments       funds reflects fund expenses;
sharing plans. Plans that have existing     have a magnified impact when the fund's      performance of a market index does not.
accounts invested in Class B shares will    asset base is relatively small. As the
continue to be allowed to make              fund's assets grow, the impact of IPO        Industry classifications used in this
additional purchases.                       investments will decline, which may          report are generally according to the
                                            reduce the effect of IPO investments on      Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND    the fund's total return. For additional      which was developed by and is the
                                            information regarding the impact of IPO      exclusive property and a service mark of
o International investing presents          investments on the fund's performance,       Morgan Stanley Capital International
certain risks not associated with           please see the fund's prospectus.            Inc. and Standard & Poor's.
investing solely in the United States.
These include risks relating to             ABOUT INDEXES USED IN THIS REPORT            A description of the policies and
fluctuations in the value of the U.S.                                                    procedures that the Fund uses to
dollar relative to the values of other      o The unmanaged MSCI World Index tracks      determine how to vote proxies relating
currencies, the custody arrangements        the performance of approximately 50          to portfolio securities is available
made for the fund's foreign holdings,       countries covered by Morgan Stanley          without charge, upon request, by calling
differences in accounting, political        Capital International that are               800-959-4246, or on the AIM Web site,
risks and the lesser degree of public       considered developed markets.                AIMinvestments.com.
information required to be provided by
non-U.S. companies.                         o The unmanaged Lipper Global Fund Index
                                            represents an average of the performance
                                            of global funds tracked by Lipper, Inc.,
                                            an independent mutual fund performance
                                            monitor.





=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE          THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
=====================================================          WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                               THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                               RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                               BEFORE INVESTING.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN
                    THE AIM FAMILY OF FUNDS--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM]             Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                       U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND DELIVERS DOUBLE-DIGIT RETURNS                                                         produced positive returns for the
AMID GLOBAL MARKET REBOUND                                                                 reporting period after struggling earlier
                                                                                           in the year with the SARS (severe acute
For the fiscal year ended December 31,       second quarter, 8.2% in the third             respiratory syndrome) epidemic.
2003, AIM Global Trends Fund Class A         quarter, and 4.0% in the fourth quarter
shares at net asset value returned           of 2003. As of the close of the year,            On the currency front, although the
37.51%. If sales charges were included,      approximately 64% of the companies in the     U.S. dollar showed a few pockets of
performance would be lower. The fund's       S&P 500 had reported fourth-quarter           strength during the fiscal year, for the
broad-based and style-specific index, the    earnings that exceeded analysts'              most part, foreign currencies proved
MSCI World Index, returned 33.11%. The       expectations while approximately 20.5%        stronger. During the reporting period,
fund's peer-group index, the Lipper          had reported earnings that met those          the British pound, Canadian dollar, euro,
Global Fund Index, returned 31.96%. We       estimates.                                    Swiss franc, and Japanese yen all
believe the fund outperformed its                                                          appreciated significantly against the
benchmark indexes due to our stock              In Europe, markets generally rallied,      U.S. dollar.
selection in companies that were out of      despite weak economic conditions cited by
favor in 2002 but which rebounded            the Bank of England. In its October           YOUR FUND
strongly in the first half of 2003.          policy meeting, the bank reported that
                                             there continued to be a contrast between      The fund is not driven by industry,
MARKET CONDITIONS                            weak euro area economic data and more         geographic or economic trends. Instead,
                                             promising business survey indicators.         we use a largely quantitative process to
As global economic recovery appeared to      Indeed, annualized euro zone gross            select stocks and maintain portfolio
gain momentum in 2003, equity markets in     domestic product (GDP) fell by 0.1% in        composition. We believe stocks exhibit
the U.S. and abroad generally posted         the second quarter but economic activity      certain qualities that can help identify
positive returns for the fiscal year.        rebounded up in the second half of the        probable performers. We therefore
Market returns and economic growth,          year with euro zone annualized GDP rising     consider a variety of factors when
however, varied considerably by region.      0.4% for the third quarter. Late-year         selecting stocks including:
                                             business surveys also offered promise.        growth/stability of earnings, valuation,
   In the U.S., stock markets were                                                         profitability, financial strength and
generally higher with the S&P 500 Index         In Asia, Japan's economy finally           price momentum. To help further stabilize
returning 28.67% for the fiscal year. The    appeared to be showing signs of a             fund performance, we analyze the impact
nation's gross domestic product expanded     cyclical upswing. Amid this backdrop,         that global macro-economic risk factors
at an annualized rate of 1.4% in the         Japanese markets rose sharply through the     could have on the performance of stocks
first quarter, 3.1% in the                   summer but sold off late in October. Many     in the portfolio.
                                             emerging Asian markets also

====================================================================================================================================
TOP 10 INDUSTRIES*                                                      TOP 10 EQUITY HOLDINGS*

 1. Diversified Banks                           8.3%                     1. UnitedHealth Group Inc.                             2.7%
 2. Managed Health Care                         5.3                      2. CIT Group Inc.                                      2.6
 3. Electric Utilities                          4.3                      3. ING Groep N.V. -Dutch Ctfs. (Netherlands)           2.6
 4. Integrated Oil & Gas                        3.9                      4. Gillette Co. (The)                                  2.6
 5. Life & Health Insurance                     3.8                      5. Statoil A.S.A. (Norway)                             2.6
 6. Health Care Equipment                       3.7                      6. Guidant Corp.                                       2.5
 7. Wireless Telecommunication Services         3.1                      7. NTT DoCoMo, Inc. (Japan)                            2.5
 8. Specialized Finance                         3.1                      8. ABN AMRO Holding N.V. (Netherlands)                 2.4
 9. Communications Equipment                    3.0                      9. Exelon Corp.                                        2.4
10. Other Diversified Financial Services        2.6                     10. Takeda Chemical Industries, Ltd. (Japan)            2.4

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

   At the start of the fiscal year, our      strong enrollments, both onsite and                           DEREK S. IZUEL
model identified select stocks that had      online, while Banco Santander benefited                       Mr. Izuel is lead
fallen out of favor or been downtrodden      from growth in Spanish retail banking as     [PHOTO OF        portfolio manager of AIM
in recent years as probable performers.      well as improved economic and market         IZUEL]           Global Trends Fund. Mr.
These types of stocks did indeed rebound     conditions in Latin America.                                  Izuel began his
and our exposure here had a positive                                                      investment career in 1997. He received a
impact on both absolute and relative fund       Most of our foreign holdings also         B.A. in computer science from the
performance. As many of these stocks were    benefited from currency appreciation         University of California-Berkeley and
located in the United States, we             during the fiscal year as we do not hedge    also earned an M.B.A. from the University
maintained an overweight position in U.S.    currencies.                                  of Michigan.
stocks compared to our benchmark for much
of the reporting period. Late in the            Stocks that detracted from fund                             ERIC THALLER
year, however, as our model and process      performance included U.S.-based Colgate                        Mr. Thaller is a
perspectives changed, we began moving the    Palmolive, a consumer staples company,       [PHOTO OF         manager of AIM Global
fund into more high-quality companies and    and Porsche, a German auto manufacturer.     THALLER]          Trends Fund. Mr.
reduced technology and telecommunications    Colgate's stock declined amid                                  Thaller joined AIM in
exposure. As we pulled the portfolio         disappointing earnings results. And we       2001. He graduated magna cum laude from
back, we reduced our overweight U.S.         believe Porsche was hurt by slowing          the University of California at San Diego
position, putting some of those funds to     growth and questions regarding the           with a B.A. in economics. He also earned
use in European and Japanese stocks.         benefit of its new SUV line. We sold         an M.B.A. with concentrations in finance
                                             Porsche during the reporting period.         and statistics from The Wharton School at
   While more than 50% of the fund's                                                      the University of Pennsylvania.
assets remained in U.S. stocks at the end    IN CLOSING                                   Additionally, he spent a year studying at
of the fiscal year, both U.S. and foreign                                                 the London School of Economics.
securities played a role in fund             Throughout the fiscal year, we continued
performance. Two stocks that benefited       to work to improve our quantitative stock    Assisted by the Global Trends Team
the fund during the reporting period were    selection and portfolio construction
Apollo Group, a U.S. provider of higher      process. We are pleased with our progress
education programs for working adults,       and to provide shareholders with
and Banco Santander Central Hispano, a       double-digit returns for the fiscal year.
banking group headquartered in Spain         And we remain committed to meeting our
which carries out its activities through     investment goal of long-term capital
a network of banks primarily in Spain,       growth.
Europe and Latin America. Apollo's stock
advanced during the year amid                      See important fund and index           ARROW    For More Information Visit
                                                disclosures inside front cover.           BUTTON   AIMinvestments.com
                                                                                          IMAGE

TOP 10 COUNTRIES *                           FUND VS. INDEXES                             *Excludes money market fund holdings.
 1. United States                 53.2%      Total returns, 12/31/02-12/31/03,
 2. United Kingdom                 9.5       excluding sales charges.                     The fund's holdings are subject to
 3. Japan                          7.1                                                    change, and there is no assurance that
 4. Netherlands                    6.8       If sales charges were included,              the fund will continue to hold any
 5. France                         5.7       performance would be lower.                  particular security.
 6. Norway                         2.6
 7. Canada                         2.5       Class A Shares                     37.51%
 8. Sweden                         2.3       Class B Shares                     36.90
 9. Australia                      2.1       Class C Shares                     36.79
10. Brazil                         0.5       MSCI World Index                   33.11
                                             (Broad Market & Style-Specific Index)
                                             Lipper Global Fund Index           31.96
                                             (Peer Group Index)

                                             TOTAL NUMBER OF HOLDINGS*            104
                                             TOTAL NET ASSETS          $181.6 million

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

9/15/97-12/31/03
Index data from 8/31/97-12/31/03

                                [MOUNTAIN CHART]


              DATE         AIM GLOBAL TRENDS FUND      AIM GLOBAL TRENDS FUND     MSCI WORLD        LIPPER GLOBAL
                           CLASS A SHARES              CLASS B SHARES             INDEX             FUND INDEX
             9/15/97                9525                     10000                  10000               10000
             9/30/97                9725                     10201                  10542               10621
            12/31/97                9269                      9716                  10282               10090
             3/31/98               10298                     10778                  11755               11440
             6/30/98               10333                     10797                  11994               11543
             9/30/98                8485                      8866                  10556                9872
            12/31/98               10139                     10575                  12785               11567
             3/31/99               10660                     11103                  13241               11861
             6/30/99               11544                     12012                  13873               12641
             9/30/99               11473                     11929                  13667               12552
            12/31/99               15401                     15988                  15973               15463
             3/31/00               15675                     16263                  16136               16170
             6/30/00               14690                     15210                  15564               15497
             9/30/00               14983                     15495                  14782               14960
            12/31/00               14187                     14660                  13868               14148
             3/31/01               11802                     12181                  12087               12403
             6/30/01               12322                     12694                  12405               12802
             9/30/01               10715                     11041                  10622               10868
            12/31/01               11768                     12104                  11535               11918
             3/31/02               12091                     12431                  11596               12032
             6/30/02               11919                     12240                  10518               11084
             9/30/02               10186                     10434                   8585                9141
            12/31/02               10647                     10894                   9241                9695
             3/31/03               10347                     10580                   8773                9052
             6/30/03               12048                     12308                  10268               10634
             9/30/03               12861                     13115                  10765               11208
            12/31/03               14641                     14911                  12300               12793

                                                     Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

   The performance of the fund's share classes will differ due to different sales charge structures and class expenses. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03, including sales charges      Due to significant market volatility,            Class A share performance reflects the
CLASS A SHARES                               results of an investment made today may       maximum 4.75% sales charge, and Class B
Inception (9/15/97)                 6.25%    differ substantially from the historical      and Class C share performance reflects
 5 Years                            6.59     performance shown. Please visit               the applicable contingent deferred sales
 1 Year                            30.93     AIMinvestments.com for the most current       charge (CDSC) for the period involved.
                                             month-end performance.                        The CDSC on Class B shares declines from
CLASS B SHARES                                                                             5% beginning at the time of purchase to
Inception (9/15/97)                 6.55%       The fund's performance figures are         0% at the beginning of the seventh year.
 5 Years                            6.81     historical, and they reflect fund             The CDSC on Class C shares is 1% for the
 1 Year                            31.90     expenses, the reinvestment of                 first year after purchase. The
                                             distributions, and changes in net asset       performance of the fund's share classes
CLASS C SHARES                               value. Performance data quoted represent      will differ due to different sales charge
Inception (1/2/98)                  7.43%    past performance, and the investment          structures and class expenses.
 5 Years                            7.12     return and principal value of an
 1 Year                            35.79     investment will fluctuate so that an an          Effective November 24, 2003, a
                                             investor's shares, when redeemed, may be      redemption fee of 2% will be imposed on
Current performance may be lower or          worth more or less than their original        certain redemptions or exchanges out of
higher than the performance data quoted.     cost.                                         the fund within 30 days of purchase.
Past performance cannot guarantee                                                          Exceptions to the redemption fee are
comparable future results.                                                                 listed in the fund's prospectus.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-53.24%

AEROSPACE & DEFENSE-0.86%

Precision Castparts Corp.                          34,200   $  1,553,022
========================================================================

AIR FREIGHT & LOGISTICS-1.38%

FedEx Corp.                                        27,200      1,836,000
------------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.(a)            25,000        675,250
========================================================================
                                                               2,511,250
========================================================================

APPAREL RETAIL-1.56%

Aeropostale, Inc.(a)                               23,700        649,854
------------------------------------------------------------------------
Chico's FAS, Inc.(a)                               22,000        812,900
------------------------------------------------------------------------
Stage Stores, Inc.(a)                              49,000      1,367,100
========================================================================
                                                               2,829,854
========================================================================

APPLICATION SOFTWARE-0.76%

FactSet Research Systems Inc.                      36,000      1,375,560
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.38%

Nuveen Investments-Class A                         25,600        682,496
========================================================================

AUTO PARTS & EQUIPMENT-0.73%

American Axle & Manufacturing Holdings,
  Inc.(a)                                          32,900      1,329,818
========================================================================

AUTOMOBILE MANUFACTURERS-0.28%

Winnebago Industries, Inc.                          7,300        501,875
========================================================================

COMMUNICATIONS EQUIPMENT-1.39%

Avaya Inc.(a)                                      35,700        461,958
------------------------------------------------------------------------
Corning Inc.(a)                                    38,200        398,426
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                          22,800        425,904
------------------------------------------------------------------------
Plantronics, Inc.(a)                               23,500        767,275
------------------------------------------------------------------------
QUALCOMM Inc.                                       8,800        474,584
========================================================================
                                                               2,528,147
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.63%

Best Buy Co., Inc.                                 10,000        522,400
------------------------------------------------------------------------
RadioShack Corp.                                   20,100        616,668
========================================================================
                                                               1,139,068
========================================================================

COMPUTER HARDWARE-1.35%

Dell Inc.(a)                                       72,100      2,448,516
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.17%

EMC Corp.(a)                                      118,900      1,536,188
------------------------------------------------------------------------
Lexmark International, Inc.(a)                      7,600        597,664
========================================================================
                                                               2,133,852
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

CONSTRUCTION & ENGINEERING-0.88%

Jacobs Engineering Group Inc.(a)                   33,200   $  1,593,932
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.28%

Toro Co. (The)                                     10,800        501,120
========================================================================

CONSUMER FINANCE-0.25%

Capital One Financial Corp.                         7,500        459,675
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.23%

Paychex, Inc.                                      11,000        409,200
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.94%

Apollo Group, Inc.-Class A(a)                      26,400      1,795,200
------------------------------------------------------------------------
University of Phoenix Online(a)                    25,100      1,730,143
========================================================================
                                                               3,525,343
========================================================================

ELECTRIC UTILITIES-2.43%

Exelon Corp.                                       66,400      4,406,304
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.24%

Monsanto Co.                                       78,200      2,250,596
========================================================================

FOREST PRODUCTS-0.53%

Louisiana-Pacific Corp.(a)                         53,500        956,580
========================================================================

HEALTH CARE EQUIPMENT-3.68%

Guidant Corp.                                      76,400      4,599,280
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           29,700      2,090,880
========================================================================
                                                               6,690,160
========================================================================

HEALTH CARE SERVICES-0.21%

Apria Healthcare Group Inc.(a)                     13,700        390,039
========================================================================

HOME IMPROVEMENT RETAIL-0.29%

Home Depot, Inc. (The)                             14,600        518,154
========================================================================

HOUSEHOLD PRODUCTS-1.93%

Colgate-Palmolive Co.                              70,000      3,503,500
========================================================================

INDUSTRIAL CONGLOMERATES-1.42%

3M Co.                                             30,300      2,576,409
========================================================================

INDUSTRIAL MACHINERY-0.90%

Dionex Corp.(a)                                    35,700      1,642,914
========================================================================

INTEGRATED OIL & GAS-0.55%

Occidental Petroleum Corp.                         23,700      1,001,088
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-1.38%

BellSouth Corp.                                    88,400   $  2,501,720
========================================================================

INTERNET RETAIL-0.65%

Amazon.com, Inc.(a)                                 8,900        468,496
------------------------------------------------------------------------
eBay Inc.(a)                                       11,000        710,490
========================================================================
                                                               1,178,986
========================================================================

LIFE & HEALTH INSURANCE-1.57%

Prudential Financial, Inc.                         68,400      2,857,068
========================================================================

MANAGED HEALTH CARE-5.33%

Anthem, Inc.(a)                                    31,000      2,325,000
------------------------------------------------------------------------
UnitedHealth Group Inc.                            85,700      4,986,026
------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                  24,500      2,376,255
========================================================================
                                                               9,687,281
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.58%

Energen Corp.                                      25,700      1,054,471
========================================================================

OFFICE ELECTRONICS-0.29%

Xerox Corp.(a)                                     38,800        535,440
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.45%

Apache Corp.                                        5,600        454,160
------------------------------------------------------------------------
Evergreen Resources, Inc.(a)                       88,100      2,864,131
------------------------------------------------------------------------
Pogo Producing Co.                                 16,900        816,270
------------------------------------------------------------------------
St. Mary Land & Exploration Co.                    11,200        319,200
========================================================================
                                                               4,453,761
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.82%

Magellan Midstream Partners, L.P.                  29,900      1,495,000
========================================================================

PACKAGED FOODS & MEATS-1.92%

H.J. Heinz Co.                                     83,300      3,034,619
------------------------------------------------------------------------
Kellogg Co.                                        11,900        453,152
========================================================================
                                                               3,487,771
========================================================================

PERSONAL PRODUCTS-2.59%

Gillette Co. (The)                                128,000      4,701,440
========================================================================

PROPERTY & CASUALTY INSURANCE-0.40%

LandAmerica Financial Group, Inc.                  14,000        731,640
========================================================================

SEMICONDUCTORS-1.90%

Intel Corp.                                        64,300      2,070,460
------------------------------------------------------------------------
Linear Technology Corp.                            13,100        551,117
------------------------------------------------------------------------
Xilinx, Inc.(a)                                    21,200        821,288
========================================================================
                                                               3,442,865
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

SOFT DRINKS-0.25%

Coca-Cola Co. (The)                                 9,000   $    456,750
========================================================================

SPECIALIZED FINANCE-3.09%

CIT Group Inc.                                    132,700      4,770,565
------------------------------------------------------------------------
Moody's Corp.                                      13,900        841,645
========================================================================
                                                               5,612,210
========================================================================

SYSTEMS SOFTWARE-0.80%

Adobe Systems Inc.                                 37,000      1,454,100
========================================================================

THRIFTS & MORTGAGE FINANCE-1.36%

Radian Group Inc.                                  50,700      2,471,625
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.61%

Nextel Communications, Inc.-Class A(a)             39,400      1,105,564
========================================================================
    Total Domestic Common Stocks (Cost
      $83,716,322)                                            96,686,164
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-41.07%

AUSTRALIA-2.08%

CSR Ltd. (Construction Materials)                 631,000        877,672
------------------------------------------------------------------------
Macquarie Airports (Airport Services)             365,600        489,280
------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)                                      303,400      2,417,980
========================================================================
                                                               3,784,932
========================================================================

BRAZIL-0.52%

Companhia Siderurgica Nacional S.A.-ADR
  (Steel)                                          17,700        948,720
========================================================================

CANADA-2.48%

Canadian National Railway Co. (Railroads)          28,700      1,815,895
------------------------------------------------------------------------
Methanex Corp. (Commodity Chemicals)               69,200        775,830
------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                13,900        685,455
------------------------------------------------------------------------
Sun Life Financial Inc. (Life & Health
  Insurance)                                       17,700        441,134
------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         31,400        787,423
========================================================================
                                                               4,505,737
========================================================================

DENMARK-0.49%

Novozymes A.S.-Class B (Specialty
  Chemicals)(a)                                    24,505        892,567
========================================================================

FRANCE-5.66%

Alcatel S.A. (Communications Equipment)(a)        228,598      2,935,921
------------------------------------------------------------------------
Compagnie de Saint-Gobain (Building Products)      24,682      1,204,953
------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton S.A.
  (Apparel, Accessories & Luxury Goods)            28,489      2,067,755
------------------------------------------------------------------------
Societe Generale (Diversified Banks)               46,126      4,061,533
========================================================================
                                                              10,270,162
========================================================================

ISRAEL-0.37%

Check Point Software Technologies Ltd.
  (Systems Software)(a)                            39,700        667,754
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

ITALY-0.42%

Mediaset S.p.A. (Broadcasting & Cable TV)          63,700   $    754,808
========================================================================

JAPAN-7.13%

Kyushu Electric Power Co., Inc. (Electric
  Utilities)                                       82,500      1,416,240
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)                                         2,000      4,526,826
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               108,400      4,291,170
------------------------------------------------------------------------
Tohoku Electric Power Co., Inc. (Electric
  Utilities)                                      119,200      1,972,973
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      22,100        745,175
========================================================================
                                                              12,952,384
========================================================================

NETHERLANDS-6.84%

ABN AMRO Holding N.V. (Diversified Banks)         189,117      4,412,865
------------------------------------------------------------------------
Aegon N.V. (Life & Health Insurance)              219,441      3,237,889
------------------------------------------------------------------------
ING Groep N.V.-Dutch Ctfs. (Other Diversified
  Financial Services)                             204,989      4,767,751
========================================================================
                                                              12,418,505
========================================================================

NORWAY-2.55%

Statoil A.S.A. (Integrated Oil & Gas)             413,931      4,637,630
========================================================================

SINGAPORE-0.28%

Singapore Technologies Engineering Ltd.
  (Aerospace & Defense)                           429,000        515,391
========================================================================

SPAIN-0.44%

Banco Santander Central Hispano S.A.
  (Diversified Banks)                              67,601        798,482
========================================================================

SWEDEN-2.27%

Volvo A.B.-Class B (Construction, Farm
  Machinery & Heavy Trucks)                       135,053      4,120,610
========================================================================

UNITED KINGDOM-9.54%

Barclays PLC (Diversified Banks)                  192,620      1,713,596
------------------------------------------------------------------------
Barratt Developments PLC (Homebuilding)            55,240        535,566
------------------------------------------------------------------------
Friends Provident PLC (Life & Health
  Insurance)                                      179,460        422,962
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

GlaxoSmithKline PLC (Pharmaceuticals)             109,490   $  2,502,328
------------------------------------------------------------------------
HBOS PLC (Diversified Banks)                       32,110        414,800
------------------------------------------------------------------------
HMV Group PLC (Specialty Stores)                  424,580      1,266,006
------------------------------------------------------------------------
Liberty International PLC (Real Estate
  Management & Development)(a)                     83,310      1,015,219
------------------------------------------------------------------------
Lloyds TSB Group PLC (Diversified Banks)          206,850      1,654,601
------------------------------------------------------------------------
Next PLC (Department Stores)                       45,660        915,536
------------------------------------------------------------------------
Standard Chartered PLC (Diversified Banks)        123,250      2,030,080
------------------------------------------------------------------------
Tesco PLC (Food Retail)                           227,220      1,045,695
------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)               500,280      3,814,177
========================================================================
                                                              17,330,566
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $65,032,454)                            74,598,248
========================================================================

MONEY MARKET FUNDS-5.80%

Liquid Assets Portfolio(b)                      5,266,639      5,266,639
------------------------------------------------------------------------
STIC Prime Portfolio(b)                         5,266,639      5,266,639
========================================================================
    Total Money Market Funds (Cost
      $10,533,278)                                            10,533,278
========================================================================
TOTAL INVESTMENTS-100.11% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $159,282,054)                181,817,690
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-11.87%

Liquid Assets Portfolio(b)(c)                  10,778,427     10,778,427
------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                     10,778,427     10,778,427
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $21,556,854)                                      21,556,854
========================================================================
TOTAL INVESTMENTS-111.98% (Cost $180,838,908)                203,374,544
========================================================================
OTHER ASSETS LESS LIABILITIES-(11.98%)                       (21,752,287)
========================================================================
NET ASSETS-100.00%                                          $181,622,257
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs   - Certificates

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $148,748,776)*                               $171,284,412
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $32,090,132)                             32,090,132
-----------------------------------------------------------
Foreign currencies, at value (cost $30,356)          30,835
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  206,837
-----------------------------------------------------------
  Dividends                                         225,688
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    8,448
-----------------------------------------------------------
Other assets                                         53,250
===========================================================
    Total assets                                203,899,602
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            440,429
-----------------------------------------------------------
  Deferred compensation and retirement plans          9,958
-----------------------------------------------------------
  Collateral upon return of securities loaned    21,556,854
-----------------------------------------------------------
Accrued distribution fees                           142,880
-----------------------------------------------------------
Accrued transfer agent fees                          36,823
-----------------------------------------------------------
Accrued operating expenses                           90,401
===========================================================
    Total liabilities                            22,277,345
===========================================================
Net assets applicable to shares outstanding    $181,622,257
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $155,082,733
-----------------------------------------------------------
Undistributed net investment income (loss)          (96,189)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      4,059,738
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              22,575,975
===========================================================
                                               $181,622,257
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $109,205,475
___________________________________________________________
===========================================================
Class B                                        $ 62,423,723
___________________________________________________________
===========================================================
Class C                                        $  9,993,059
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,065,869
___________________________________________________________
===========================================================
Class B                                           4,747,118
___________________________________________________________
===========================================================
Class C                                             760,622
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.54
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.54 divided by
      95.25%)                                  $      14.22
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      13.15
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      13.14
___________________________________________________________
===========================================================

* At December 31, 2003, securities with an aggregate market value of $20,360,514 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $174,455)        $ 2,011,729
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                     142,163
-------------------------------------------------------------------------
Interest                                                              440
=========================================================================
    Total investment income                                     2,154,332
=========================================================================

EXPENSES:

Advisory fees                                                   1,398,793
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     69,608
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         413,087
-------------------------------------------------------------------------
  Class B                                                         546,219
-------------------------------------------------------------------------
  Class C                                                          62,266
-------------------------------------------------------------------------
Transfer agent fees                                               523,159
-------------------------------------------------------------------------
Trustees' fees                                                     10,977
-------------------------------------------------------------------------
Other                                                             172,543
=========================================================================
  Total expenses                                                3,246,652
=========================================================================
Less: Fees waived and expense offset arrangements                 (74,859)
=========================================================================
    Net expenses                                                3,171,793
=========================================================================
Net investment income (loss)                                   (1,017,461)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        25,882,140
-------------------------------------------------------------------------
  Foreign currencies                                               57,216
=========================================================================
                                                               25,939,356
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        21,702,097
-------------------------------------------------------------------------
  Foreign currencies                                               29,342
=========================================================================
                                                               21,731,439
=========================================================================
Net gain from investment securities and foreign currencies     47,670,795
=========================================================================
Net increase in net assets resulting from operations          $46,653,334
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,017,461)   $   (627,555)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     25,939,356      (2,829,930)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                21,731,439     (12,197,022)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 46,653,334     (15,654,507)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (1,099,695)             --
------------------------------------------------------------------------------------------
  Class B                                                         (657,717)             --
------------------------------------------------------------------------------------------
  Class C                                                         (104,451)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (1,861,863)             --
==========================================================================================
Share transactions-net:
  Class A                                                       14,480,900      (4,031,844)
------------------------------------------------------------------------------------------
  Class B                                                       (8,037,693)    (20,504,241)
------------------------------------------------------------------------------------------
  Class C                                                        3,472,062         418,162
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          9,915,269     (24,117,923)
==========================================================================================
    Net increase (decrease) in net assets                       54,706,740     (39,772,430)
==========================================================================================

NET ASSETS:

  Beginning of year                                            126,915,517     166,687,947
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(96,189) and $(5,915) for 2003 and 2002,
    respectively)                                             $181,622,257    $126,915,517
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    On November 3, 2003, the Fund was restructured from a separate series of AIM Series Trust to a new series portfolio of the Trust.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. REDEMPTION FEES -- Effective November 24, 2003, the Fund instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund mergers and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively, through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $72,356.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $254,518 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and

Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $413,087, $546,219 and $62,266, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $28,656 in front-end sales commissions from the sale of Class A shares and $1, $9 and $356 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                            UNREALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
                           12/31/2002       AT COST        FROM SALES     (DEPRECIATION)     12/31/2003      INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $ 2,581,132     $ 34,453,827    $ 31,768,320          $--         $ 5,266,639     $ 36,306         $--
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        2,581,132       34,453,827      31,768,320          --          $ 5,266,639       35,501         --
====================================================================================================================================
    Subtotal              $ 5,162,264     $ 68,907,654    $ 63,536,640          $--         $10,533,278     $ 71,807         $--
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES TRANSACTIONS:

                                                                            UNREALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
                           12/31/2002       AT COST        FROM SALES     (DEPRECIATION)     12/31/2003      INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $ 9,325,781     $ 47,638,781    $ 46,186,135          $--         $10,778,427     $ 35,719         $--
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        9,325,781       47,638,781      46,186,135          --           10,778,427       34,637         --
====================================================================================================================================
    Subtotal              $18,651,562     $ 95,277,562    $ 92,372,270          $--         $21,556,854     $ 70,356         $--
====================================================================================================================================

    Total                 $23,813,826     $164,185,216    $155,908,910          $--         $32,090,132     $142,163         $--
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $127,616.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,394 and reductions in custodian fees of $109 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,503.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,869 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $20,360,514 were on loan to brokers. The loans were secured by cash collateral of $21,556,854 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $70,356 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003         2002
-------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $1,861,863    $     --
_____________________________________________________________
=============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                  $  4,184,645
-----------------------------------------------------------
Undistributed long-term gain                        880,859
-----------------------------------------------------------
Unrealized appreciation -- investments           22,489,895
-----------------------------------------------------------
Temporary book/tax differences                      (10,110)
-----------------------------------------------------------
Capital loss carryforward                        (1,005,765)
-----------------------------------------------------------
Shares of beneficial interest                   155,082,733
===========================================================
Total net assets                               $181,622,257
___________________________________________________________
===========================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax recognition of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $40,339.

    The Fund utilized $17,082,692 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                              $1,005,765
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $243,736,483 and $242,188,580, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $23,810,343
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,360,787)
===========================================================
Net unrealized appreciation of investment
  securities                                    $22,449,556
___________________________________________________________
===========================================================


Cost of investments for tax purposes is $180,924,988.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, redemption fees and net operating losses, on December 31, 2003, undistributed net investment income was increased by $927,187, undistributed net realized gains decreased by $926,775 and shares of beneficial interest decreased by $412. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,158,946    $ 35,887,979     2,266,381    $ 24,253,742
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,249,960      14,101,531       936,078       9,711,743
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        478,993       5,518,242       564,146       5,848,635
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         79,020       1,041,482            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         48,243         617,509            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          7,806          99,838            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      1,005,025      11,354,405       861,814       9,217,406
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,032,096)    (11,354,405)     (878,858)     (9,217,406)
======================================================================================================================
Reacquired:
  Class A                                                     (3,045,439)    (33,802,966)   (3,589,667)    (37,502,992)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,080,501)    (11,402,328)   (2,041,108)    (20,998,578)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (195,070)     (2,146,018)     (521,726)     (5,430,473)
======================================================================================================================
                                                                 674,887    $  9,915,269*   (2,402,940)   $(24,117,923)
______________________________________________________________________________________________________________________
======================================================================================================================

* Amount is net of redemption fees of $412, based on relative net assets of each class.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A(a)
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.95       $ 11.00       $ 13.33       $ 15.78       $ 11.46
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(b)     (0.02)(b)     (0.10)(b)     (0.19)(b)     (0.06)(b)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.79         (1.03)        (2.17)        (1.11)         5.86
==============================================================================================================================
    Total from investment operations                              3.73         (1.05)        (2.27)        (1.30)         5.80
==============================================================================================================================
Less distributions:
  Dividends from net investment income                              --            --         (0.06)           --            --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.14)           --            --         (1.15)        (1.48)
==============================================================================================================================
Redemption fees added to paid-in capital                          0.00            --            --            --            --
==============================================================================================================================
Net asset value, end of period                                $  13.54       $  9.95       $ 11.00       $ 13.33       $ 15.78
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                  37.51%        (9.55)%      (17.03)%       (7.90)%       51.93%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $109,205       $68,335       $80,630       $20,751       $20,595
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(d)      2.00%         2.00%         2.00%         1.03%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.05%(d)      2.05%         2.25%         2.14%         1.16%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.50)%(d)    (0.18)%       (0.94)%       (1.27)%       (0.50)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                            178%           80%          154%          260%          147%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $82,617,402.


                                                                                        CLASS B(a)
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2003          2002          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.71       $ 10.80       $ 13.12       $ 15.62       $ 11.41
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.11)(b)     (0.07)(b)     (0.15)(b)     (0.26)(b)     (0.13)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.69         (1.02)        (2.13)        (1.09)         5.82
=============================================================================================================================
    Total from investment operations                             3.58         (1.09)        (2.28)        (1.35)         5.69
=============================================================================================================================
Less distributions:
  Dividends from net investment income                             --            --         (0.04)           --            --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.14)           --            --         (1.15)        (1.48)
=============================================================================================================================
Redemption fees added to paid-in capital                         0.00            --            --            --            --
=============================================================================================================================
Net asset value, end of period                                $ 13.15       $  9.71       $ 10.80       $ 13.12       $ 15.62
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                 36.90%       (10.09)%      (17.36)%       (8.30)%       51.18%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $62,424       $54,029       $81,459       $22,279       $29,118
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(d)      2.50%         2.50%         2.50%         1.53%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.55%(d)      2.55%         2.75%         2.64%         1.66%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.00)%(d)    (0.68)%       (1.44)%       (1.77)%       (1.00)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           178%           80%          154%          260%          147%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $54,621,902.


                                                                                       CLASS C(a)
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2003         2002          2001          2000         1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.71       $ 10.79       $ 13.11       $15.62       $11.40
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.11)(b)     (0.07)(b)     (0.16)(b)    (0.26)(b)    (0.13)(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.68         (1.01)        (2.12)       (1.10)        5.83
==========================================================================================================================
    Total from investment operations                            3.57         (1.08)        (2.28)       (1.36)        5.70
==========================================================================================================================
Less distributions:
  Dividends from net investment income                            --            --         (0.04)          --           --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.14)           --            --        (1.15)       (1.48)
==========================================================================================================================
Redemption fees added to paid-in capital                        0.00            --            --           --           --
==========================================================================================================================
Net asset value, end of period                                $13.14       $  9.71       $ 10.79       $13.11       $15.62
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                36.79%       (10.01)%      (17.37)%      (8.37)%      51.33%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,993       $ 4,551       $ 4,600       $1,789       $  500
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)      2.50%         2.50%        2.50%        1.53%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.55%(d)      2.55%         2.75%        2.64%        1.66%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.00)%(d)    (0.68)%       (1.44)%      (1.77)%      (1.00)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                          178%           80%          154%         260%         147%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $6,226,597.

NOTE 13--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Global Trends Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Trends Fund (one of the funds constituting AIM Growth Series, formerly the sole portfolio constituting AIM Series Trust; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

                                                              GLOBAL TRENDS FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Trends Fund, a portfolio of AIM Growth Series (formerly a portfolio of AIM Series Trust), a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1) To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2) To approve an Agreement and Plan of Reorganization which provides for the restructuring of AIM Global Trends Fund as a new series portfolio of AIM Growth Series, an existing open-end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of AIM Global Trends Fund's assets and the termination of AIM Global Trends Fund as a designated series of AIM Series Trust.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
        TRUSTEES/MATTER                                VOTES FOR       AUTHORITY
---------------------------------------------------------------------------------
(1)     Bob R. Baker.................................  8,098,151        207,619
        Frank S. Bayley..............................  8,107,085        198,685
        James T. Bunch...............................  8,103,169        202,601
        Bruce L. Crockett............................  8,106,824        198,946
        Albert R. Dowden.............................  8,102,149        203,621
        Edward K. Dunn, Jr...........................  8,103,399        202,371
        Jack M. Fields...............................  8,101,075        204,695
        Carl Frischling..............................  8,104,945        200,825
        Robert H. Graham.............................  8,109,017        196,753
        Gerald J. Lewis..............................  8,094,002        211,768
        Prema Mathai-Davis...........................  8,105,229        200,541
        Lewis F. Pennock.............................  8,106,348        199,422
        Ruth H. Quigley..............................  8,099,018        206,752
        Louis S. Sklar...............................  8,102,508        203,262
        Larry Soll, Ph.D.............................  8,108,946        196,824
        Mark H. Williamson...........................  8,108,306        197,464

                                                                        VOTES        WITHHELD/
         MATTER                                         VOTES FOR      AGAINST      ABSTENTIONS
-----------------------------------------------------------------------------------------------
(2)      Approval of an Agreement and Plan of
         Reorganization which provides for the
         restructuring of AIM Global Trends Fund as a
         new series portfolio of AIM Growth Series, an
         existing open-end management investment
         company organized as a Delaware statutory
         trust and, in connection therewith, the sale
         of all of AIM Global Trends Fund's assets and
         the termination of AIM Global Trends Fund as
         a designated series of AIM Series Trust......  3,170,628      179,096       4,956,046*

* Includes Broker Non-Votes

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1991             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor);
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   None
  Trustee and Executive Vice
  President
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936            None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942          None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1991               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1991               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1991               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President and Chief                      Counsel, A I M Management Group Inc. (financial services
  Legal Officer                                        holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1998               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.;
  Vice President and Treasurer                         Senior Vice President, AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President and Chief
  Legal Officer
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street, Suite
Houston, TX 77046-1173          Suite 100                       Suite 100                       2900
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77002-5678
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $1,861,863 for the Fund's tax year ended December 31, 2003. Of long-term capital gains distributed, 100% is 20% rate gain.

For its tax year ended December 31, 2003, the Fund designated 0%, or the maximum allowable, of its dividend distributions as qualified dividend income. The actual amount for the calendar year will be designated in the Fund's year end tax statement.

      DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund               AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                       AIM Developing Markets Fund
AIM Basic Balanced Fund*                 AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                     AIM European Small Company Fund                AIM High Yield Fund
AIM Blue Chip Fund                       AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund             AIM Global Growth Fund                         AIM Intermediate Government Fund
AIM Charter Fund                         AIM Global Trends Fund                         AIM Limited Maturity Treasury Fund
AIM Constellation Fund                   AIM Global Value Fund(5)                       AIM Money Market Fund
AIM Dent Demographic Trends Fund         AIM International Emerging Growth Fund         AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)         AIM International Growth Fund                  AIM Total Return Bond Fund
AIM Emerging Growth Fund                 AIM Trimark Fund                               INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund           INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                               TAX-FREE
AIM Libra Fund                                    SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                            AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)          AIM Global Health Care Fund                    AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                  AIM Real Estate Fund                           AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                 INVESCO Advantage Health Sciences Fund         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                INVESCO Energy Fund
AIM Opportunities III Fund               INVESCO Financial Services Fund
AIM Premier Equity Fund                  INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                   INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)             INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)             INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                INVESCO Technology Fund
AM Trimark Small Companies Fund          INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

AIMinvestments.com                                                      GTR-AR-1




                                                     YOUR GOALS. OUR SOLUTIONS.--Servicemark--
----------------------------------------------------------------------------------------------   [AIM INVESTMENTS LOGO APPEARS HERE]
Mutual   Retirement   Annuities   College    Separately    Offshore   Alternative   Cash
Funds    Products                 Savings    Managed       Products   Investments   Management
                                  Plans      Accounts

                                                    AIM MID CAP CORE EQUITY FUND
                               Annual Report to Shareholders o December 31, 2003



                                  [COVER IMAGE]



YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
    --Servicemark--                                    --Servicemark--

================================================================================
AIM MID CAP CORE EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES                           ABOUT INDEXES USED IN THIS REPORT            Industry classifications used in this
                                                                                           report are generally according to the
o Effective 9/30/03, Class B shares are       o The unmanaged Standard & Poor's            Global Industry Classification Standard,
not available as an investment for            Composite Index of 500 Stocks (the S&P       which was developed by and is the
retirement plans maintained pursuant to       500--Registered Trademark--) is an index     exclusive property and a service mark of
Section 401 of the Internal Revenue           of common stocks frequently used as a        Morgan Stanley Capital International
Code, including 401(k) plans, money           general measure of U.S. stock market         Inc. and Standard & Poor's.
purchase pension plans and profit             performance.
sharing plans. Plans that have existing                                                    A description of the policies and
accounts invested in Class B shares will      o The unmanaged Lipper Mid-Cap Core          procedures that the Fund uses to
continue to be allowed to make                Fund Index represents an average of the      determine how to vote proxies relating
additional purchases.                         performance of the 30 largest mid-           to portfolio securities is available
                                              capitalization core equity funds             without charge, upon request, by calling
o Class R shares are available only to        tracked by Lipper, Inc., an independent      800-959-4246, or on the AIM Web site,
certain retirement plans. Please see the      mutual fund performance monitor.             AIMinvestments.com.
prospectus for more information. They
are sold at net asset value, that is,         o The unmanaged Russell Midcap--Registered
without up-front sales charges.               Trademark-- Index represents the performance
                                              of the stocks of domestic mid-capitalization
PRINCIPAL RISKS OF INVESTING IN THE FUND      companies.

o Investing in small and mid-size             o A direct investment cannot be made in
companies involves risks not associated       an index. Unless otherwise indicated,
with investing in more established            index results include reinvested
companies. Also, small companies may          dividends, and they do not reflect sales
have business risk, significant stock         charges. Performance of an index of
price fluctuations and illiquidity.           funds reflects fund expenses;
                                              performance of a market index does not.


AS OF THE CLOSE OF BUSINESS ON FEBRUARY
27, 2004, AIM MID CAP CORE EQUITY FUND
IS NOW ONLY AVAILABLE TO NEW INVESTORS
ON A LIMITED BASIS. EXISTING
SHAREHOLDERS MAY GENERALLY CONTINUE TO
MAKE INVESTMENTS IN THE FUND. THIS STEP
WAS TAKEN TO HELP ENSURE CONTINUED
AVAILABILITY OF COMMON STOCKS OF MID-CAP
COMPANIES THAT MEET THE INVESTMENT
CRITERIA FOR THE FUND. FOR INFORMATION
ON WHO MAY CONTINUE TO INVEST IN AIM MID
CAP CORE EQUITY FUND, PLEASE CONTACT
YOUR FINANCIAL ADVISOR. THIS CHANGE WAS
APPROVED BY THE FUND'S BOARD ON FEBRUARY
19, 2004, AFTER THE CLOSE OF THE FISCAL
YEAR.

=====================================================        THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS WHO
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE        HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ THE
=====================================================        PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES, RISKS,
                                                             AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    Dear Fellow Shareholder in The AIM Family of
                    Funds--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM]             Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                       U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

   As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND POSTS DOUBLE-DIGIT GAINS                                                                All sectors of the S&P 500 Index
FOR THE FISCAL YEAR                                                                       recorded gains for the fiscal year.
                                                                                          Information technology, materials and
For the year ended December 31, 2003,         nation's gross domestic product,            consumer discretionary were the
AIM Mid Cap Core Equity Fund, Class A         generally considered the broadest           top-performing sectors while
shares, returned 27.10% at net asset          measure of economic activity, expanded      telecommunication services, consumer
value. (If sales charges were included,       at an annualized rate of 3.1% in the        staples and health care were the
performance would be lower.) For the          second quarter, 8.2% in the third           weakest-performing sectors.
performance of other share classes,           quarter, and 4.0% in the fourth quarter
please see the table below. The S&P 500       of 2003. As of the close of the year,          Small- and mid-cap stocks generally
Index, frequently cited as a measure of       approximately 64% of the companies in       outperformed large-cap stocks for the
the performance of the U.S. stock market      the S&P 500 Index had reported              year. The performance of growth and
in general, returned 28.67% over the          third-quarter earnings that exceeded        value stocks was similar, although
same period. The Lipper Mid-Cap Core          analysts' expectations while                mid-cap growth stocks generally
Fund Index and the Russell Midcap Index       approximately 20.5% had reported            outperformed their value counterparts.
returned 36.58% and 40.06%,                   earnings that met those estimates. The
respectively, for the year. The fund          job market, while improving, continued              Small- and mid-cap
underperformed its indexes during the         to be weak, however, as the nation's                 stocks generally
period because of its more defensive          unemployment rate stood at 5.7% at the            outperformed large-cap
stock holdings and relatively large cash      close of the year.                                  stocks for the year.
position.
                                                 For the first five months of the         YOUR FUND
MARKET CONDITIONS                             year, the Federal Reserve (the Fed) kept
                                              the short-term federal funds rate at        While the fund continued to be
Amid a backdrop of generally improving        1.25%. On June 25, 2003, it reduced that    defensively positioned in 2003, we
economic conditions, the S&P 500 Index        rate to 1.00%, its lowest level since       increased the portfolio's weighting in
declined at the beginning of 2003,            1958. At the time, the Fed said it          sectors, such as industrials and
dropping to its lowest level of the year      favored a more expansive monetary policy    information technology, that were more
on March 11. The index then rallied,          because the economy had not yet             likely to benefit from an improving
posting a gain of 40.86% from its low         exhibited sustainable growth. By            economy and increased business spending.
through the end of the reporting period.      October, the Fed reported that economic     At the close of the reporting period,
                                              expansion had increased and consumer        the fund's three largest sector
   During this rally, the United States       spending was generally stronger,            weightings were information technology,
and its allies took military action           although the job market remained weak.
against Iraq and toppled the regime of
Saddam Hussein. The


===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                 TOP 10 INDUSTRIES*                               FUND VS. INDEXES

 1. Computer Associates                  1. Industrial Machinery                 6.0%    Total returns, 12/31/02-12/31/03,
    International, Inc.          2.8%                                                    excluding sales charges. If sales charges
                                         2. Electronic Equipment                         were included, performance would be lower.
 2. International Flavors                   Manufacturers                        5.9
    & Fragrances Inc.            2.5                                                     Class A Shares                      27.10%
                                         3. Data Processing &
 3. Brunswick Corp.              2.5        Outsourced Services                  4.4     Class B Shares                      26.30

 4. Dover Corp.                  2.4     4. Electric Utilities                   3.3     Class C Shares                      26.28

 5. Ceridian Corp.               2.1     5. Oil & Gas Equipment & Services       3.1     Class R Shares                      26.96

 6. Campbell Soup Co.            2.1     6. Oil & Gas Exploration & Production   2.9     S&P 500 Index (Broad Market Index)  28.67

 7. Apogent Technologies Inc.    2.0     7. Systems Software                     2.8     Russell Midcap Index
                                                                                         (Style-Specific Index)              40.06
 8. Waters Corp.                 2.0     8. Health Care Equipment                2.8
                                                                                         Lipper Mid-Cap Core Fund Index
 9. IMS Health Inc.              1.9     9. Specialty Chemicals                  2.5     (Peer Group Index)                  36.58
                                                                                         Source: Lipper, Inc.
10. Wisconsin Energy Corp.       1.8    10. Leisure Products                     2.5

* Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

industrials and consumer discretionary.      IN CLOSING                                                 RONALD S. SLOAN,
These also were the sectors that had the                                                                LEAD MANAGER
most positive impact on fund performance     We are pleased to have provided              [PHOTO OF     Mr. Sloan is lead
for the year.                                positive, double-digit returns to the        RONALD S.     portfolio manager
                                             fund's shareholders for the fiscal year      SLOAN]        of AIM Mid Cap Core
   On the other hand, the fund had           ended December 31, 2003. We were able to                   Equity Fund.
relatively little exposure to the            achieve this performance by investing           Mr. Sloan, who joined AIM in 1998,
financials sector, which detracted from      principally in the stocks of mid-            has been in the investment industry
performance. We tended to avoid stocks       capitalization companies which we            since 1971.
in this sector, which is more                believe are undervalued relative to the         He holds a B.S. in business
economically sensitive, because we did       firm's current or projected earnings or      administration as well as an M.B.A. from
not expect consumer spending to be as        the value of its assets.                     the University of Missouri and is a
strong as it was early in 2003. In our                                                    Chartered Financial Analyst.
opinion, consumers spent virtually all             See important fund and index
their tax refunds and savings from               disclosures inside front cover.          [ARROW        For More Information Visit
mortgage refinancings in the spring.                                                      BUTTON        AIMinvestments.com
Historical precedent suggested spending                                                   IMAGE]
might be more restrained.

   Stocks that enhanced performance
included Brunswick, a well-known
marketer of leisure products, such as
pleasure craft. We believe Brunswick
benefited from increased sales of its
boats to dealerships and by divesting
itself of some of its less profitable
businesses.

   Detracting from performance was BJ's
Wholesale Club, a membership warehouse
club that sells a wide variety of
products, including groceries, apparel,
appliances and office equipment. The
company lowered its sales and earnings
estimates for the third and fourth
quarters of 2003 based on uncertainties
concerning the economy and consumer
spending. The fund no longer owns the
stock.

TOTAL NUMBER OF HOLDINGS*          69
TOTAL NET ASSETS         $3.1 billion

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

6/9/87-12/31/03
Index data from 5/31/87

                         DATE       AIM MID CAP CORE EQUITY FUND       S&P 500      Russell Midcap
                                    CLASS A SHARES                     INDEX        INDEX

                          6/9/87                9450                    10000          10000
                      12/31/1987                8089                     8676           8526
                      12/31/1988                8990                    10113          10214
                      12/31/1989               13914                    13311          12898
                      12/31/1990               12884                    12898          11415
                      12/31/1991               15367                    16818          16153
                      12/31/1992               20243                    18098          18793
                      12/31/1993               21933                    19918          21480
[MOUNTAIN CHART]      12/31/1994               25376                    20180          21031
                      12/31/1995               31267                    27754          28277
                      12/31/1996               36163                    34122          33649
                      12/31/1997               41252                    45502          43410
                      12/31/1998               39312                    58515          47792
                      12/31/1999               53908                    70823          56506
                      12/31/2000               64038                    64377          61167
                      12/31/2001               64360                    56731          57727
                      12/31/2002               57219                    44198          48384
                      12/31/03                 72762                    56868          67766

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS                *Class R shares were first offered on            The fund's performance figures are
As of 12/31/03, including sales charges     June 3, 2002. Returns prior to that date      historical, and they reflect fund
CLASS A SHARES                              are hypothetical results based on Class       expenses, the reinvestment of
Inception (6/9/87)             12.73%       A returns at net asset value from             distributions, and changes in net asset
10 Years                       12.10        12/31/93, adjusted to reflect Class R         value. Performance data quoted
5 Years                        11.83        12b-1 fees. Class R share returns do not      represents past performance and the
1 Year                         20.13        include a 0.75% contingent deferred           investment return and principal value of
                                            sales charge that may be imposed on a         an investment will fluctuate so that an
CLASS B SHARES                              total redemption of retirement plan           investor's shares, when redeemed, may be
Inception (4/1/93)             12.85%       assets within the first year.                 worth more or less than their original
10 Years                       12.15                                                      cost.
5 Years                        12.11           Current performance may be lower or
1 Year                         21.30        higher than the performance data quoted.         Class A share performance reflects
                                            Past performance cannot guarantee             the maximum 5.50% sales charge, and
CLASS C SHARES                              comparable future results. Due to             Class B and Class C share performance
Inception (5/3/99)             12.17%       significant market volatility, results        reflects the applicable contingent
1 Year                         25.28        of an investment made today may differ        deferred sales charge (CDSC) for the
                                            substantially from the historical             period involved. The CDSC on Class B
CLASS R SHARES*                             performance shown. Please visit               shares declines from 5% beginning at the
10 Years                       12.58%       AIMinvestments.com for the most current       time of purchase to 0% at the beginning
5 Years                        12.96        month-end performance.                        of the seventh year. The CDSC on Class C
1 Year                         26.96                                                      shares is 1% for the first year after
                                                                                          purchase. The performance of the fund's
                                                                                          share classes will differ due to
                                                                                          different sales charge structures and
                                                                                          class expenses.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/03



AIM MID CAP CORE EQUITY FUND

INSTITUTIONAL CLASS SHARES              AVERAGE ANNUAL TOTAL RETURNS        Please note that past performance
The following information has           For periods ended 12/31/03          is not indicative of future results.
been prepared to provide                                                    More recent returns may be more or
Institutional Class shareholders        Inception (3/15/02)       4.87%     less than those shown. All returns
with a performance overview             1 Year                   28.02      assume reinvestment of distributions
specific to their holdings.                                                 at net asset value. Investment return
Institutional Class shares are                                              and principal value will fluctuate so
offered exclusively to                                                      your shares, when redeemed, may be
institutional investors, including                                          worth more or less than their original
defined contribution plans that                                             cost. See full report for information
meet certain criteria. Performance                                          on comparative benchmarks. If you have
of Institutional Class shares will                                          questions, please consult your fund
differ from performance of Class A                                          prospectus or call 800-451-4246.
shares due to differing sales                                               A I M Distributors, Inc.
charges and class expenses.


FOR INSTITUTIONAL INVESTOR USE ONLY
This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.


                                        YOUR GOALS.
                                       OUR SOLUTIONS.
                                      --Servicemark--

                                            [AIM INVESTMENTS LOGO APPEARS HERE.]

AIMINVESTMENTS.COM    MCCE-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-82.68%

AEROSPACE & DEFENSE-1.36%

L-3 Communications Holdings, Inc.(a)                816,900   $   41,955,984
============================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.28%

V. F. Corp.                                         915,000       39,564,600
============================================================================

APPLICATION SOFTWARE-0.55%

Cadence Design Systems, Inc.(a)                     950,000       17,081,000
============================================================================

COMMERCIAL PRINTING-1.27%

Valassis Communications, Inc.(a)                  1,338,700       39,290,845
============================================================================

COMPUTER HARDWARE-0.91%

Diebold, Inc.                                       520,000       28,012,400
============================================================================

CONSTRUCTION MATERIALS-0.63%

Martin Marietta Materials, Inc.                     415,000       19,492,550
============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.40%

Affiliated Computer Services, Inc.-Class A(a)       585,000       31,859,100
----------------------------------------------------------------------------
Ceridian Corp.(a)                                 3,141,200       65,776,728
----------------------------------------------------------------------------
Certegy Inc.                                      1,160,400       38,061,120
============================================================================
                                                                 135,696,948
============================================================================

DISTRIBUTORS-1.11%

Genuine Parts Co.                                 1,030,000       34,196,000
============================================================================

DIVERSIFIED CHEMICALS-0.80%

Engelhard Corp.                                     825,000       24,708,750
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.87%

Viad Corp.                                        1,072,800       26,820,000
============================================================================

ELECTRIC UTILITIES-3.30%

FPL Group, Inc.                                     300,000       19,626,000
----------------------------------------------------------------------------
TECO Energy, Inc.                                 1,900,000       27,379,000
----------------------------------------------------------------------------
Wisconsin Energy Corp.                            1,640,000       54,858,000
============================================================================
                                                                 101,863,000
============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.17%

Rockwell Automation, Inc.                           870,000       30,972,000
----------------------------------------------------------------------------
Roper Industries, Inc.                              728,200       35,871,132
============================================================================
                                                                  66,843,132
============================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-5.85%

Agilent Technologies, Inc.(a)                       883,400       25,830,616
----------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                           430,000       27,489,900
----------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)                968,000       40,859,280
----------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   1,140,000       26,106,000
----------------------------------------------------------------------------
Waters Corp.(a)                                   1,810,000       60,019,600
============================================================================
                                                                 180,305,396
============================================================================

----------------------------------------------------------------------------
                                                                  MARKET
                                                  SHARES          VALUE

ELECTRONIC MANUFACTURING SERVICES-0.71%

Molex Inc.-Class A                                  748,125   $   21,964,950
============================================================================

ENVIRONMENTAL SERVICES-1.78%

Republic Services, Inc.                           2,139,600       54,837,948
============================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.26%

Scotts Co. (The)-Class A(a)                         654,200       38,702,472
============================================================================

FOOD RETAIL-2.02%

Kroger Co. (The)(a)                               1,976,700       36,588,717
----------------------------------------------------------------------------
Safeway Inc.(a)                                   1,170,000       25,634,700
============================================================================
                                                                  62,223,417
============================================================================

FOOTWEAR-1.17%

NIKE, Inc.-Class B                                  527,900       36,140,034
============================================================================

GENERAL MERCHANDISE STORES-1.11%

Family Dollar Stores, Inc.                          952,000       34,157,760
============================================================================

HEALTH CARE DISTRIBUTORS-0.66%

AmerisourceBergen Corp.                             364,500       20,466,675
============================================================================

HEALTH CARE EQUIPMENT-2.76%

Apogent Technologies Inc.(a)                      2,665,000       61,401,600
----------------------------------------------------------------------------
Bard (C.R.), Inc.                                   290,000       23,562,500
============================================================================
                                                                  84,964,100
============================================================================

HEALTH CARE SERVICES-1.87%

IMS Health Inc.                                   2,319,200       57,655,312
============================================================================

HEALTH CARE SUPPLIES-1.06%

Millipore Corp.(a)                                  762,000       32,804,100
============================================================================

HOME FURNISHINGS-1.53%

Mohawk Industries, Inc.(a)                          670,600       47,304,124
============================================================================

HOUSEWARES & SPECIALTIES-1.33%

Newell Rubbermaid Inc.                            1,799,900       40,983,723
============================================================================

INDUSTRIAL MACHINERY-6.03%

Dover Corp.                                       1,828,600       72,686,850
----------------------------------------------------------------------------
ITT Industries, Inc.                                325,000       24,118,250
----------------------------------------------------------------------------
Pentair, Inc.                                       950,000       43,415,000
----------------------------------------------------------------------------
SPX Corp.(a)                                        775,600       45,613,036
============================================================================
                                                                 185,833,136
============================================================================

LEISURE PRODUCTS-2.50%

Brunswick Corp.                                   2,420,000       77,028,600
============================================================================

METAL & GLASS CONTAINERS-1.38%

Pactiv Corp.(a)                                   1,775,000       42,422,500
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------

OFFICE SERVICES & SUPPLIES-1.78%

Herman Miller, Inc.                               1,390,000   $   33,735,300
----------------------------------------------------------------------------
Pitney Bowes Inc.                                   523,700       21,272,694
============================================================================
                                                                  55,007,994
============================================================================

OIL & GAS DRILLING-0.97%

Noble Corp. (Caymand Islands)(a)                    840,000       30,055,200
============================================================================

OIL & GAS EQUIPMENT & SERVICES-3.06%

BJ Services Co.(a)                                  845,000       30,335,500
----------------------------------------------------------------------------
Cooper Cameron Corp.(a)                             685,000       31,921,000
----------------------------------------------------------------------------
Smith International, Inc.(a)                        770,000       31,970,400
============================================================================
                                                                  94,226,900
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.91%

Devon Energy Corp.                                  380,880       21,809,189
----------------------------------------------------------------------------
Pioneer Natural Resources Co.(a)                  1,014,400       32,389,792
----------------------------------------------------------------------------
XTO Energy, Inc.                                  1,257,600       35,590,080
============================================================================
                                                                  89,789,061
============================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.30%

Valero Energy Corp.                                 867,100       40,181,414
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.22%

Principal Financial Group, Inc.                   1,140,000       37,699,800
============================================================================

PACKAGED FOODS & MEATS-2.13%

Campbell Soup Co.                                 2,449,500       65,646,600
============================================================================

PHARMACEUTICALS-1.05%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                          572,000       32,438,120
============================================================================

PROPERTY & CASUALTY INSURANCE-1.08%

ACE Ltd. (Bermuda)                                  805,000       33,343,100
============================================================================

PUBLISHING-1.54%

Lee Enterprises, Inc.                               344,900       15,054,885
----------------------------------------------------------------------------
New York Times Co. (The)-Class A                    679,600       32,478,084
============================================================================
                                                                  47,532,969
============================================================================

REGIONAL BANKS-1.82%

Marshall & Ilsley Corp.                             450,000       17,212,500
----------------------------------------------------------------------------
TCF Financial Corp.                                 760,000       39,026,000
============================================================================
                                                                  56,238,500
============================================================================

RESTAURANTS-0.76%

Outback Steakhouse, Inc.                            530,000       23,431,300
============================================================================

----------------------------------------------------------------------------
                                                                  MARKET
                                                  SHARES          VALUE

SEMICONDUCTOR EQUIPMENT-2.11%

ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                1,865,400   $   37,401,270
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                           657,800       27,660,490
============================================================================
                                                                  65,061,760
============================================================================

SEMICONDUCTORS-2.12%

Microchip Technology Inc.                         1,061,500       35,411,640
----------------------------------------------------------------------------
Xilinx, Inc.(a)                                     770,000       29,829,800
============================================================================
                                                                  65,241,440
============================================================================

SPECIALTY CHEMICALS-2.51%

International Flavors & Fragrances Inc.           2,220,000       77,522,400
============================================================================

SYSTEMS SOFTWARE-2.76%

Computer Associates International, Inc.           3,111,600       85,071,144
============================================================================

THRIFTS & MORTGAGE FINANCE-0.82%

MGIC Investment Corp.                               444,300       25,298,442
============================================================================

TRADING COMPANIES & DISTRIBUTORS-1.07%

W.W. Grainger, Inc.                                 696,600       33,011,874
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,063,464,358)                          2,550,117,474
============================================================================
MONEY MARKET FUNDS-18.20%

Liquid Assets Portfolio(b)                      280,649,536      280,649,536
----------------------------------------------------------------------------
STIC Prime Portfolio(b)                         280,649,537      280,649,537
============================================================================
    Total Money Market Funds (Cost
      $561,299,073)                                              561,299,073
============================================================================
TOTAL INVESTMENTS-100.88% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,624,763,431)                                              3,111,416,547
============================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-7.25%

Liquid Assets Portfolio(b)(c)                   111,811,023      111,811,023
----------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                      111,811,024      111,811,024
============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $223,622,047)                                        223,622,047
============================================================================
TOTAL INVESTMENTS-108.13% (Cost
  $2,848,385,478)                                              3,335,038,594
============================================================================
OTHER ASSETS LESS LIABILITIES-(8.13)%                           (250,732,054)
============================================================================
NET ASSETS-100.00%                                            $3,084,306,540
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $2,063,464,358)*                            $2,550,117,474
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $784,921,120)                            784,921,120
------------------------------------------------------------
Receivables for:
  Fund shares sold                                11,268,768
------------------------------------------------------------
  Dividends                                        2,495,573
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    61,382
------------------------------------------------------------
Other assets                                         120,975
============================================================
    Total assets                               3,348,985,292
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           31,933,052
------------------------------------------------------------
  Fund shares reacquired                           5,839,930
------------------------------------------------------------
  Deferred compensation and retirement plans          85,568
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       223,622,047
------------------------------------------------------------
Accrued distribution fees                          1,436,847
------------------------------------------------------------
Accrued transfer agent fees                        1,572,473
------------------------------------------------------------
Accrued operating expenses                           188,835
============================================================
    Total liabilities                            264,678,752
============================================================
Net assets applicable to shares outstanding   $3,084,306,540
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,597,446,910
------------------------------------------------------------
Undistributed net investment income (loss)           (40,566)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities                              247,080
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     486,653,116
============================================================
                                              $3,084,306,540
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $2,025,406,571
____________________________________________________________
============================================================
Class B                                       $  702,266,537
____________________________________________________________
============================================================
Class C                                       $  303,296,309
____________________________________________________________
============================================================
Class R                                       $   27,280,638
____________________________________________________________
============================================================
Institutional Class                           $   26,056,485
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           75,247,801
____________________________________________________________
============================================================
Class B                                           28,618,364
____________________________________________________________
============================================================
Class C                                           12,373,532
____________________________________________________________
============================================================
Class R                                            1,014,504
____________________________________________________________
============================================================
Institutional Class                                  957,041
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        26.92
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.92 divided by
      94.50%)                                 $        28.49
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        24.54
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        24.51
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        26.89
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        27.23
____________________________________________________________
============================================================

* At December 31, 2003, securities with an aggregate market value of $218,334,360 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $31,574)         $ 19,452,350
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                    5,173,579
==========================================================================
    Total investment income                                     24,625,929
==========================================================================

EXPENSES:

Advisory fees                                                   15,648,450
--------------------------------------------------------------------------
Administrative services fees                                       487,969
--------------------------------------------------------------------------
Custodian fees                                                     184,007
--------------------------------------------------------------------------
Distribution fees
  Class A                                                        5,149,004
--------------------------------------------------------------------------
  Class B                                                        5,748,759
--------------------------------------------------------------------------
  Class C                                                        2,183,858
--------------------------------------------------------------------------
  Class R                                                           72,065
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                         6,933,709
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              50
--------------------------------------------------------------------------
Trustees' fees                                                      38,901
--------------------------------------------------------------------------
Other                                                              994,914
==========================================================================
    Total expenses                                              37,441,686
==========================================================================
Less: Fees waived and expense offset arrangements                 (110,056)
==========================================================================
    Net expenses                                                37,331,630
==========================================================================
Net investment income (loss)                                   (12,705,701)
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    32,726,586
--------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   552,964,014
==========================================================================
Net gain from investment securities                            585,690,600
==========================================================================
Net increase in net assets resulting from operations          $572,984,899
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (12,705,701)   $   (9,262,240)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             32,726,586       (22,288,653)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        552,964,014      (166,482,913)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  572,984,899      (198,033,806)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (1,222,471)
----------------------------------------------------------------------------------------------
  Class B                                                                 --          (638,804)
----------------------------------------------------------------------------------------------
  Class C                                                                 --          (201,407)
----------------------------------------------------------------------------------------------
  Class R                                                                 --            (2,622)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --            (5,457)
==============================================================================================
    Decrease in net assets resulting from distributions                   --        (2,070,761)
==============================================================================================
Share transactions-net:
  Class A                                                        579,154,494       695,280,419
----------------------------------------------------------------------------------------------
  Class B                                                         64,080,894       234,195,517
----------------------------------------------------------------------------------------------
  Class C                                                         87,744,331       112,522,467
----------------------------------------------------------------------------------------------
  Class R                                                         20,697,205         2,780,637
----------------------------------------------------------------------------------------------
  Institutional Class                                             17,715,683         5,267,651
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                769,392,607     1,050,046,691
==============================================================================================
    Net increase in net assets                                 1,342,377,506       849,942,124
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,741,929,034       891,986,910
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(40,566) and $(18,142) for 2003 and 2002,
    respectively)                                             $3,084,306,540    $1,741,929,034
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Core Equity Fund, (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. As of February 27, 2004, the Fund will only be offered on a limited basis.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued with approval of Board of Trustees without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $78,152.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $487,969 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $2,466,974 for such services and reimbursed fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $5,149,004, $5,748,759, $2,183,858 and
$72,065, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $701,330 in front-end sales commissions from the sale of Class A shares and $9,052, $880, $45,046 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                         UNREALIZED                                     REALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND        GAIN
                  12/31/2002         AT COST          FROM SALES       (DEPRECIATION)     12/31/2003       INCOME        (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio      $187,767,716     $  405,441,771    $  (312,559,951)       $  --         $280,649,536    $2,202,761       $  --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio       187,767,716        405,441,772       (312,559,951)          --         $280,649,537     2,260,213          --
==================================================================================================================================
    Subtotal     $375,535,432     $  810,883,543    $  (625,119,902)       $  --         $561,299,073    $4,462,974       $  --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                         UNREALIZED                                      REALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND        GAIN
                  12/31/2002         AT COST          FROM SALES       (DEPRECIATION)     12/31/2003       INCOME*        (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio      $ 63,966,375     $  241,707,298    $  (193,862,650)       $  --         $111,811,023     $  360,209       $  --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio        63,966,376        240,987,043       (193,142,395)          --          111,811,024        350,396          --
===================================================================================================================================
    Subtotal     $127,932,751     $  482,694,341    $  (387,005,045)       $  --         $223,622,047     $  710,605       $  --
===================================================================================================================================

    Total        $503,468,183     $1,293,577,884    $(1,012,124,947)       $  --         $784,921,120     $5,173,579       $  --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $1,136,743.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $31,758 and reductions of custodian fees of $146 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $31,904.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $9,318 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $218,334,360 were on loan to brokers. The loans were secured by cash collateral of $223,622,047 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $710,605 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                         2003         2002
-------------------------------------------------------------
Long-term capital gain                       --    $2,070,761
_____________________________________________________________
=============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed long-term gain                  $    3,506,995
------------------------------------------------------------
Unrealized appreciation -- investments           483,393,201
------------------------------------------------------------
Temporary book/tax differences                       (40,566)
------------------------------------------------------------
Shares of beneficial interest                  2,597,446,910
============================================================
Total net assets                              $3,084,306,540
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $20,731,654 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $1,257,402,630 and $716,943,937 respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $493,424,821
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (10,031,620)
===========================================================
Net unrealized appreciation of investment
  securities                                   $483,393,201
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,851,645,393.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2003, undistributed net investment income was increased by $12,683,277, undistributed net realized gains decreased by $9,194,405 and shares of beneficial interest decreased by $3,488,872. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                          2003                                2002
                                                              -----------------------------      -------------------------------
                                                                SHARES            AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      39,159,554      $919,929,496       41,067,783      $  939,876,985
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,715,804       206,896,230       17,990,585         384,974,124
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,108,343       131,431,251        6,877,437         145,718,898
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                      1,091,088        25,744,449          140,266           2,963,401
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           888,554        21,488,316          263,499           6,068,412
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                                                             55,181           1,164,373
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                             31,286             606,185
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                --            9,824             190,001
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                             --                --              124               2,622
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                --                --              257               5,457
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,043,981        47,199,629        1,600,496          36,525,348
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,234,738)      (47,199,629)      (1,736,124)        (36,525,348)
================================================================================================================================
Reacquired:
  Class A                                                     (16,620,639)     (387,974,631)     (12,610,500)       (282,286,287)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,607,039)      (95,615,707)      (5,692,653)       (114,859,444)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,055,754)      (43,686,920)      (1,660,523)        (33,386,432)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                       (208,127)       (5,047,244)          (8,847)           (185,386)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                          (157,954)       (3,772,633)         (37,315)           (806,218)
================================================================================================================================
                                                               33,123,073      $769,392,607       46,290,776      $1,050,046,691
________________________________________________________________________________________________________________________________
================================================================================================================================

 * Class R shares commenced sales on June 03, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                    CLASS A
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2003             2002            2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    21.17       $    23.85       $  24.04       $  23.48       $  18.97
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.08)(a)        (0.09)(a)      (0.05)(a)       0.10(a)       (0.01)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       5.83            (2.56)          0.18           4.10           6.88
============================================================================================================================
    Total from investment operations                      5.75            (2.65)          0.13           4.20           6.87
============================================================================================================================
Less distributions:
  Dividends from net investment income                      --               --          (0.02)            --             --
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --            (0.03)         (0.30)         (3.64)         (2.36)
============================================================================================================================
    Total distributions                                     --            (0.03)         (0.32)         (3.64)         (2.36)
============================================================================================================================
Net asset value, end of period                      $    26.92       $    21.17       $  23.85       $  24.04       $  23.48
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                          27.10%          (11.13)%         0.56%         18.76%         37.13%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $2,025,407       $1,072,673       $490,118       $259,803       $178,550
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                   1.41%(c)         1.43%          1.39%          1.37%          1.46%
============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (0.33)%(c)       (0.40)%        (0.22)%         0.38%         (0.07)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                     38%              38%            68%            72%            90%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,471,143.977.


                                                                                  CLASS B
                                                    --------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  19.43       $  22.03       $  22.36       $  22.21       $  18.16
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.21)(a)      (0.22)(a)      (0.19)(a)      (0.07)(a)      (0.14)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     5.32          (2.35)          0.16           3.86           6.55
========================================================================================================================
    Total from investment operations                    5.11          (2.57)         (0.03)          3.79           6.41
========================================================================================================================
Less distributions from net realized gains                --          (0.03)         (0.30)         (3.64)         (2.36)
========================================================================================================================
Net asset value, end of period                      $  24.54       $  19.43       $  22.03       $  22.36       $  22.21
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                        26.30%        (11.69)%        (0.10)%        17.98%         36.25%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $702,267       $500,166       $333,783       $210,608       $151,392
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 2.06%(c)       2.08%          2.05%          2.02%          2.11%
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.98)%(c)     (1.05)%        (0.87)%        (0.27)%        (0.72)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                   38%            38%            68%            72%            90%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $574,875,891.


                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                                                                                    MAY 3, 1999
                                                                                                                    (DATE SALES
                                                                        YEAR ENDED DECEMBER 31,                     COMMENCED) AT
                                                          ---------------------------------------------------       DECEMBER 31,
                                                            2003           2002          2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  19.41       $  22.00       $ 22.33       $ 22.19          $19.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.21)(a)      (0.22)(a)     (0.19)(a)     (0.07)(a)       (0.10)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               5.31          (2.34)         0.16          3.85            5.63
=================================================================================================================================
    Total from investment operations                          5.10          (2.56)        (0.03)         3.78            5.53
=================================================================================================================================
Less distributions from net realized gains                      --          (0.03)        (0.30)        (3.64)          (2.36)
=================================================================================================================================
Net asset value, end of period                            $  24.51       $  19.41       $ 22.00       $ 22.33          $22.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              26.28%        (11.66)%       (0.10)%       17.95%          29.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $303,296       $161,487       $68,085       $19,466          $1,564
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                       2.06%(c)       2.08%         2.05%         2.02%           2.11%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.98)%(c)     (1.05)%       (0.87)%       (0.27)%         (0.72)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                      38%            38%           68%           72%             90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $218,385,781.
(d)  Annualized.
(e)  Not annualized for periods less than one year


                                                                          CLASS R
                                                              --------------------------------
                                                                                 JUNE 3, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 21.18             $ 24.54
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)(a)           (0.07)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    5.83               (3.26)
==============================================================================================
    Total from investment operations                               5.71               (3.33)
==============================================================================================
Less distributions from net realized gains                           --               (0.03)
==============================================================================================
Net asset value, end of period                                  $ 26.89             $ 21.18
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   26.96%             (13.59)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $27,281             $ 2,786
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                            1.56%(c)            1.58%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.48)%(c)          (0.55)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           38%                 38%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,412,937.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                 MARCH 15, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 21.27             $ 25.03
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.08(a)             0.04(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    5.88               (3.77)
===============================================================================================
    Total from investment operations                               5.96               (3.73)
===============================================================================================
Less distributions from net realized gains                           --               (0.03)
===============================================================================================
Net asset value, end of period                                  $ 27.23             $ 21.27
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   28.02%             (14.92)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $26,056             $ 4,817
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                            0.76%(c)            0.82%(d)
===============================================================================================
Ratio of net investment income to average net assets               0.32%(c)            0.21%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                           38%                 38%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $13,250,610.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Mid Cap Core Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Mid Cap Core Equity Fund, a portfolio of AIM Growth Series, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  220,422,956       2,090,149
      Frank S. Bayley..............................  220,421,414       2,091,691
      James T. Bunch...............................  220,475,987       2,037,118
      Bruce L. Crockett............................  220,491,676       2,021,429
      Albert R. Dowden.............................  220,501,048       2,012,057
      Edward K. Dunn, Jr...........................  220,455,975       2,057,130
      Jack M. Fields...............................  220,482,351       2,030,754
      Carl Frischling..............................  220,425,369       2,087,736
      Robert H. Graham.............................  220,454,739       2,058,366
      Gerald J. Lewis..............................  220,409,268       2,103,837
      Prema Mathai-Davis...........................  220,408,374       2,104,731
      Lewis F. Pennock.............................  220,457,337       2,055,768
      Ruth H. Quigley..............................  220,413,621       2,099,484
      Louis S. Sklar...............................  220,464,511       2,048,594
      Larry Soll, Ph.D.............................  220,455,382       2,057,723
      Mark H. Williamson...........................  220,434,573       2,078,532

* Proposal required approval by a combined vote of all the portfolios of AIM Growth Series.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1991             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor);
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   None
  Trustee and Executive Vice
  President
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936            None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942          None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1991               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1991               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1991               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President and Chief                      Counsel, A I M Management Group Inc. (financial services
  Legal Officer                                        holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1998               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.;
  Vice President and Treasurer                         Senior Vice President, AIM Investment Services, Inc.; and
                                                       Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President and Chief
  Legal Officer
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

      DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund               AIM Asia Pacific Growth Fund                    TAXABLE
AIM Balanced Fund*                       AIM Developing Markets Fund
AIM Basic Balanced Fund*                 AIM European Growth Fund                        AIM Floating Rate Fund
AIM Basic Value Fund                     AIM European Small Company Fund                 AIM High Yield Fund
AIM Blue Chip Fund                       AIM Global Aggressive Growth Fund               AIM Income Fund
AIM Capital Development Fund             AIM Global Growth Fund                          AIM Intermediate Government Fund
AIM Charter Fund                         AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund
AIM Constellation Fund                   AIM Global Value Fund(5)                        AIM Money Market Fund
AIM Dent Demographic Trends Fund         AIM International Emerging Growth Fund          AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)         AIM International Growth Fund                   AIM Total Return Bond Fund
AIM Emerging Growth Fund                 AIM Trimark Fund                                INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund           INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                                TAX-FREE
AIM Libra Fund                                 SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                             AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)          AIM Global Health Care Fund                     AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                  AIM Real Estate Fund                            AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                 INVESCO Advantage Health Sciences Fund          AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                INVESCO Energy Fund
AIM Opportunities III Fund               INVESCO Financial Services Fund
AIM Premier Equity Fund                  INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                   INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)             INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)             INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                INVESCO Technology Fund
AM Trimark Small Companies Fund          INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com

                                                                       MCCE-AR-1



                                                  YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------------
Mutual   Retirement    Annuities   College   Separately  Offshore  Alternative   Cash          [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                  Savings   Managed     Products  Investments   Management
                                   Plans     Accounts

                                                       AIM SMALL CAP GROWTH FUND
                               Annual Report to Shareholders o December 31, 2003



                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

================================================================================
AIM SMALL CAP GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are      ABOUT INDEXES USED IN THIS REPORT            Industry classifications used in this
not available as an investment for                                                        report are generally according to the
retirement plans maintained pursuant to      o The unmanaged Standard & Poor's            Global Industry Classification Standard,
Section 401 of the Internal Revenue Code,    Composite Index of 500 Stocks (the S&P       which was developed by and is the
including 401(k) plans, money purchase       500--Registered Trademark--) is an index     exclusive property and a service mark of
pension plans and profit sharing plans.      of common stocks frequently used as a        Morgan Stanley Capital International Inc.
Plans that have existing accounts invested   general measure of U.S. stock market         and Standard & Poor's.
in Class B shares will continue to be        performance.
allowed to make additional purchases.                                                     A description of the policies and
                                             o The unmanaged Russell 2000--Registered     procedures that the Fund uses to determine
o Class R shares are available only to       Trademark-- Growth Index is a subset of      how to vote proxies relating to portfolio
certain retirement plans. Please see the     the unmanaged Russell 2000--Registered       securities is available without charge,
prospectus for more information. They are    Trademark-- Index, which represents the      upon request, by calling 800-959-4246, or
sold at net asset value, that is, without    performance of the stocks of                 on the AIM Web site, AIMinvestments.com.
up-front sales charges.                      small-capitalization companies; the Growth
                                             subset measures the performance of Russell
PRINCIPAL RISKS OF INVESTING IN THE FUND     2000 companies with higher price/book
                                             ratios and higher forecasted growth
o Investing in small and mid-size            values.
companies involves risks not associated
with investing in more established           o The unmanaged Lipper Small-Cap Growth
companies. Also, small companies may have    Fund Index represents an average of the
business risk, significant stock price       performance of the 30 largest
fluctuations and illiquidity.                small-capitalization core equity funds
                                             tracked by Lipper, Inc., an independent
o A significant portion of the fund's        mutual fund performance monitor.
returns during certain periods was
attributable to its investments in initial   o A direct investment cannot be made in an
public offerings (IPOs). These investments   index. Unless otherwise indicated, index
had a magnified impact when the fund's       results include reinvested dividends, and
asset base was relatively small. As the      they do not reflect sales charges.
fund's assets grow, the impact of IPO        Performance of an index of funds reflects
investments will decline, which may reduce   fund expenses; performance of a market
the effect of IPO investments on the         index does not.
fund's total return. For additional
information regarding the impact of IPO
investments on the fund's performance,
please see the fund's prospectus.


=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE             THIS REPORT MAY BE DISTRIBUTED ONLY TO SHAREHOLDERS OR TO PERSONS
=====================================================             WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND. PLEASE READ
                                                                  THE PROSPECTUS CAREFULLY AND CONSIDER THE INVESTMENT OBJECTIVES,
                                                                  RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY
                                                                  BEFORE INVESTING.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN
                    THE AIM FAMILY OF FUNDS--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM]             Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                       U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND POSTS DOUBLE-DIGIT GAINS                                                             top-performing sectors while
FOR THE FISCAL YEAR                                                                       telecommunication services, consumer
                                                                                          staples and health care were the
For the year ended December 31, 2003, AIM    economic conditions, the S&P 500 Index       weakest-performing sectors.
Small Cap Growth Fund, Class A shares,       declined at the beginning of 2003,
returned 39.12% at net asset value. (If      dropping to its lowest level of the year        Small- and mid-cap stocks generally
sales charges were included, performance     on March 11. The index then rallied,         outperformed large-cap stocks for the
would be lower.) For the performance of      posting a gain of 40.86% from its low        year. The performance of growth and value
other share classes, please see the table    through the end of the reporting period.     stocks was similar, although mid-cap
below. The fund outperformed the S&P 500                                                  growth stocks generally outperformed their
Index, frequently cited as a measure of      During this rally, the United States and     value counterparts.
the performance of the U.S. stock market     its allies took military action against
in general, which returned 28.67% over the   Iraq and toppled the regime of Saddam                   Small- and mid-cap
same period. Small-cap stocks generally      Hussein. The nation's gross domestic                      stocks generally
outperformed large-cap stocks, enabling      product, generally considered the broadest              outperformed large-cap
the fund to outperform the large-cap         measure of economic activity, expanded at                stocks for the year.
oriented S&P 500.                            an annualized rate of 3.1% in the second
                                             quarter, 8.2% in the third quarter, and      YOUR FUND
   The fund underperformed the Lipper        4.0% in the fourth quarter of 2003. As of
Small-Cap Growth Fund Index and the          the close of the year, approximately 64%        Over the fiscal year, we increased the
Russell 2000 Growth Index, which returned    of the companies in the S&P 500 Index had    proportion of the fund's holdings in
44.77% and 48.54%, respectively, for the     reported third-quarter earnings that         stocks that we consider more economically
year. We believe the fund underperformed     exceeded analysts' expectations while        sensitive. Simultaneously, we reduced its
these indexes because of our investment      approximately 20.5% had reported earnings    exposure to stocks that we regard as more
strategy, which focuses on the stocks of     that met those estimates. The job market,    defensive core-growth holdings. We made
companies with tangible earnings. Many of    while improving, continued to be weak,       these adjustments in response to generally
the small-cap stocks that led the market     however, as the nation's unemployment rate   improving economic and market conditions.
rally, particularly in the second and        stood at 5.7% at the close of the year.
third quarters, did not meet this                                                            As part of this strategy, we increased
investment criteria.                            All sectors of the S&P 500 Index          the fund's exposure to information
                                             recorded gains for the fiscal year.          technology and decreased holdings in other
MARKET CONDITIONS                            Information technology, materials and        sectors. We found more information
                                             consumer discretionary were the              technology stocks
Amid a backdrop of generally improving

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                          TOP 10 INDUSTRIES*                              FUND VS. INDEXES

 1. Red Hat, Inc.                        0.9%     1. Semiconductors                       5.8%   Total returns, 12/31/02-12/31/03,
                                                                                                 excluding sales charges. If sales
 2. Applied Films Corp.                  0.7      2. Health Care Equipment                5.4    charges were included, performance
                                                                                                 would be lower.
 3. Trimble Navigation Ltd.              0.7      3. Biotechnology                        5.2
                                                                                                 CLASS A SHARES              39.12%
 4. Urban Outfitters Inc.                0.7      4. Electronic Equipment Manufacturers   4.2
                                                                                                 CLASS B SHARES              38.08
 5. Getty Images, Inc.                   0.7      5. Diversified Commercial Services      4.1
                                                                                                 CLASS C SHARES              38.10
 6. CoStar Group Inc.                    0.6      6. Semiconductor Equipment              3.8
                                                                                                 CLASS R SHARES              38.88
 7. Varian Inc.                          0.6      7. Health Care Services                 3.2
                                                                                                 S&P 500 INDEX
 8. Cal Dive International, Inc.         0.6      8. Oil & Gas Equipment & Services       3.0    (BROAD MARKET INDEX)        28.67

 9. Corporate Executive Board Co. (The)  0.6      9. Communications Equipment             3.0    RUSSELL 2000 GROWTH INDEX
                                                                                                 (STYLE-SPECIFIC INDEX)      48.54
10. P.F. Chang's China Bistro, Inc.      0.6     10. Apparel Retail                       2.8
                                                                                                 LIPPER SMALL-CAP GROWTH
                                                                                                 FUND INDEX
                                                                                                 (PEER GROUP INDEX)          44.77

                                                                                                 Source: Lipper, Inc.

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

that met our investment criteria. Stock      memory cards used in electronic devices                     RYAN CRANE,
appreciation in this sector also             such as digital cameras, and Urban                          LEAD MANAGER
contributed to an increased weighting        Outfitters, a casual clothing retailer.      [PHOTO OF      Mr. Crane, Chartered
during the period.                           The stocks of both companies more than       RYAN CRANE]    Financial Analyst, is
                                             quadrupled in price in 2003, and both                       lead portfolio manager of
   At the close of the reporting period,     reported record earnings for the most                       AIM Small Cap Growth Fund.
the fund's three largest sector weightings   recent quarters of their fiscal years.                         Mr. Crane joined AIM in
were information technology, health care                                                                 1994 as a portfolio
and consumer discretionary. The fund's          Detracting from performance was           administrator. In 1995 he was promoted to
information technology and consumer          Accredo Health, which provides contract      equity analyst focusing on small-
discretionary holdings had the most          pharmacy and treatment services. Accredo's   capitalization companies. In 1997,
positive impact on performance and           stock price declined in April after the      Mr. Crane was promoted to senior analyst,
generally outperformed their counterparts    company announced it had reduced its         a position he held until assuming his
in the Russell 2000 Growth Index.            revenue estimates for its fiscal year. The   present duties in 1999.
                                             company's revenue subsequently exceeded         A Houston native, Mr. Crane received a
   While the fund's health care stocks       these reduced estimates, and its stock       B.S. with honors in economics from the
made a positive contribution to fund         recouped most of its losses over the         University of Houston.
results, they collectively underperformed    remainder of 2003.
the Russell 2000 Growth Index's health                                                    Assisted by the Small/Mid-Cap Growth Teams
care holdings. The fund had little           IN CLOSING
exposure to the stocks of biotechnology
companies, which performed well in the       Throughout the year, we remained committed   ARROW
second quarter of the year. We tended to     to the fund's capitalization target,         BUTTON  For More Information Visit
avoid stocks of these companies because of   selection criteria and sell discipline. We   IMAGE   AIMinvestments.com
their general lack of profitability.         are pleased to be able to report the
                                             fund's solid performance for the year, and
   The portfolio's limited exposure to       we appreciate your participation in the
financial stocks also adversely affected     fund.
performance. Although the stocks of small
financial companies generally performed             See important fund and index
well, we found few that met our                   disclosures inside front cover.
earnings-based investment criteria.

   Stocks that enhanced performance
included SanDisk, a leading producer of
flash disk



TOTAL NUMBER OF HOLDINGS*     239
TOTAL NET ASSETS    $1.95 BILLION

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
10/18/95-12/31/03
Index data from 10/30/95

                      DATE         AIM SMALL CAP         AIM SMALL CAP
                                   GROWTH FUND           GROWTH FUND        S&P 500     RUSSELL 2000     LIPPER SMALL CAP
                                   CLASS A SHARES        CLASS B SHARES     INDEX       GROWTH INDEX     GROWTH FUND INDEX
                   10/18/1995               9450              10000
                   10/31/1995               9483              10035          10000          10000              10000
                   11/30/1995               9665              10219          10438          10441              10367
                   12/31/1995               9756              10307          10640          10673              10624
                   01/31/1996               9822              10367          11001          10584              10579
                   02/29/1996              10376              10953          11104          11067              11092
                   03/31/1996              10781              11373          11211          11286              11452
                   04/30/1996              11790              12439          11376          12152              12615
                   05/31/1996              12229              12886          11669          12775              13188
                   06/30/1996              11517              12133          11713          11945              12451
                   07/31/1996              10632              11198          11196          10487              11083
                   08/31/1996              10790              11356          11432          11263              11868
                   09/30/1996              11592              12196          12075          11843              12625
                   10/31/1996              11211              11785          12408          11333              12089
                   11/30/1996              11096              11654          13345          11648              12279
                   12/31/1996              11104              11661          13081          11875              12435
                   01/31/1997              11352              11914          13898          12171              12724
                   02/28/1997              10377              10891          14007          11436              11805
                   03/31/1997               9552              10009          13432          10629              10953
                   04/30/1997               9446               9896          14233          10506              10790
                   05/31/1997              10670              11172          15104          12086              12287
                   06/30/1997              11256              11782          15775          12495              12945
                   07/31/1997              12232              12797          17030          13136              13724
                   08/31/1997              12499              13069          16077          13530              13942
                   09/30/1997              13661              14272          16957          14609              15115
                   10/31/1997              13057              13634          16391          13732              14342
                   11/30/1997              12907              13465          17149          13404              14018
                   12/31/1997              12908              13466          17443          13412              13831
                   01/31/1998              13044              13590          17636          13233              13626
                   02/28/1998              14175              14768          18907          14401              14728
[MOUNTAIN CHART]   03/31/1998              15106              15726          19875          15006              15394
                   04/30/1998              15423              16043          20078          15098              15506
                   05/31/1998              14574              15152          19734          14001              14409
                   06/30/1998              15288              15890          20535          14144              14831
                   07/31/1998              14347              14894          20318          12963              13715
                   08/31/1998              11227              11656          17382           9970              10719
                   09/30/1998              12204              12642          18497          10981              11293
                   10/31/1998              12439              12891          19999          11554              11738
                   11/30/1998              13752              14232          21211          12450              12692
                   12/31/1998              15900              16458          22432          13577              13965
                   01/31/1999              16534              17101          23370          14188              14303
                   02/28/1999              15553              16082          22643          12890              12926
                   03/31/1999              16907              17476          23549          13349              13511
                   04/30/1999              18166              18762          24461          14528              14038
                   05/31/1999              18987              19593          23884          14551              14115
                   06/30/1999              21023              21700          25206          15317              15436
                   07/31/1999              21405              22075          24422          14844              15381
                   08/31/1999              21647              22314          24301          14288              15166
                   09/30/1999              21946              22610          23636          14564              15715
                   10/31/1999              22890              23569          25131          14937              16632
                   11/30/1999              25831              26576          25642          16516              18730
                   12/31/1999              30307              31172          27150          19428              22507
                   01/31/2000              30707              31564          25786          19247              22272
                   02/29/2000              40322              41425          25299          23725              28798
                   03/31/2000              38999              40054          27772          21231              26537
                   04/30/2000              35263              36193          26937          19087              23257
                   05/31/2000              31755              32563          26385          17416              21355
                   06/30/2000              38668              39629          27034          19666              25116
                   07/31/2000              34646              35487          26612          17980              23482
                   08/31/2000              39697              40630          28264          19872              26008
                   09/30/2000              38491              39370          26772          18884              24720
                   10/31/2000              35373              36153          26659          17352              22865
                   11/30/2000              28210              28825          24559          14201              18971
                   12/31/2000              30086              30722          24679          15070              20649
                   01/31/2001              31316              31954          25554          16290              21279
                   02/28/2001              26544              27065          23226          14057              18554
                   03/31/2001              23860              24310          21755          12779              16752
                   04/30/2001              27160              27655          23444          14343              18561
                   05/31/2001              27494              27987          23602          14676              19064
                   06/30/2001              27788              28266          23027          15076              19545
                   07/31/2001              26427              26862          22801          13790              18455
                   08/31/2001              24669              25059          21375          12928              17363
                   09/30/2001              21006              21318          19649          10842              14653
                   10/31/2001              22701              23034          20024          11885              15726
                   11/30/2001              24438              24782          21559          12878              16945
                   12/31/2001              25943              26294          21748          13679              17972
                   01/31/2002              25165              25489          21431          13193              17428
                   02/28/2002              23416              23708          21018          12339              16373
                   03/31/2002              25184              25479          21808          13411              17712
                   04/30/2002              24637              24910          20486          13121              17245
                   05/31/2002              23566              23827          20336          12354              16553
                   06/30/2002              21756              21980          18888          11306              15323
                   07/31/2002              18775              18951          17416           9569              13150
                   08/31/2002              18796              18951          17530           9564              13131
                   09/30/2002              17715              17856          15627           8873              12334
                   10/31/2002              18523              18661          17001           9322              12861
                   11/30/2002              20029              20163          18000          10246              13938
                   12/31/2002              18675              18778          16943           9540              13007
                   01/31/2003              18150              18252          16500           9281              12663
                   02/28/2003              17675              17758          16253           9033              12269
                   03/31/2003              17917              17994          16410           9170              12522
                   04/30/2003              19221              19282          17761          10038              13557
                   05/31/2003              21039              21097          18696          11169              14939
                   06/30/2003              21656              21698          18935          11384              15445
                   07/31/2003              22656              22696          19269          12245              16348
                   08/31/2003              24070              24092          19644          12902              17215
                   09/30/2003              23293              23287          19436          12576              16793
                   10/31/2003              25163              25146          20535          13662              18316
                   11/30/2003              25961              25930          20715          14108              18804
                   12/31/03                25957              25960          21801          14171              18831

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

         In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund's early years. AIM uses a logarithmic scale in financial reports of funds that have more than five years of performance history.

AVERAGE ANNUAL TOTAL RETURNS                    *Class R shares were first offered on     Please visit aiminvestments.com for the
As of 12/31/03, including sales charges      June 3, 2002. Returns prior to that date     most current month-end performance.
CLASS A SHARES                               are hypothetical results based on Class A
Inception (10/18/95)             12.33%      returns at net asset value from 10/18/95,       The fund's performance figures are
 5 Years                          9.08       adjusted to reflect Class R 12b-1 fees.      historical, and they reflect fund
 1 Year                          31.44       Class R share returns do not include a       expenses, the reinvestment of
                                             0.75% contingent deferred sales charge       distributions, and changes in net asset
CLASS B SHARES                               that may be imposed on a total redemption    value. Performance data quoted represents
Inception (10/18/95)             12.33%      of retirement plan assets within the first   past performance and the investment
 5 Years                          9.24       year.                                        return and principal value of an
 1 Year                          33.08                                                    investment will fluctuate so that an
                                                Current performance may be lower or       investor's shares, when redeemed, may be
CLASS C SHARES                               higher than the performance data quoted.     worth more or less than their original
Inception (5/3/99)                7.10%      Past performance cannot guarantee            cost.
 1 Year                          37.10       comparable future results. Due to
                                             significant market volatility, results of       Class A share performance reflects the
CLASS R SHARES*                              an investment made today may differ          maximum 5.50% sales charge, and Class B
Inception                        12.92%      substantially from the historical            and Class C share performance reflects the
 5 Years                         10.12       performance shown.                           applicable contingent deferred sales
 1 Year                          38.88                                                    charge (CDSC) for the period involved. The
                                                                                          CDSC on Class B shares declines from 5%
                                                                                          beginning at the time of purchase to 0% at
                                                                                          the beginning of the seventh year. The
                                                                                          CDSC on Class C shares is 1% for the first
                                                                                          year after purchase. The performance of
                                                                                          the fund's share classes will differ due
                                                                                          to different sales charge structures and
                                                                                          class expenses.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/03



AIM SMALL CAP GROWTH FUND


INSTITUTIONAL CLASS SHARES                 AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is
                                                                                        not indicative of future results. More
The following information has been         For periods ended 12/31/03                   recent returns may be more or less than
prepared to provide Institutional Class                                                 those shown. All returns assume
shareholders with a performance overview   Inception (3/15/02)               2.91%      reinvestment of distributions at net
specific to their holdings. Institutional   1 Year                          39.83       asset value. Investment return and
Class shares are offered exclusively to                                                 principal value will fluctuate so your
institutional investors, including                                                      shares, when redeemed, may be worth
defined contribution plans that meet                                                    more or less than their original cost.
certain criteria. Performance of                                                        See full report for information on
Institutional Class shares will differ                                                  comparative benchmarks. If you have
from performance of Class A shares due to                                               questions, please consult your fund
differing sales charges and class                                                       prospectus or call 800-451-4246. A I M
expenses.                                                                               Distributors, Inc.



FOR INSTITUTIONAL INVESTOR USE ONLY
This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--


AIMinvestments.com                    SCG-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.90%

AEROSPACE & DEFENSE-0.55%

Engineered Support Systems, Inc.                      194,200   $   10,692,652
==============================================================================

AIRLINES-0.32%

Frontier Airlines, Inc.(a)                            443,000        6,317,180
==============================================================================

APPAREL RETAIL-2.80%

bebe stores, inc.(a)                                  211,400        5,494,286
------------------------------------------------------------------------------
Chico's FAS, Inc.(a)                                  302,100       11,162,595
------------------------------------------------------------------------------
Hot Topic, Inc.(a)                                    383,900       11,309,694
------------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.(a)                       178,300        6,185,227
------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)                352,400        7,442,688
------------------------------------------------------------------------------
Urban Outfitters, Inc.(a)                             350,000       12,967,500
==============================================================================
                                                                    54,561,990
==============================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.54%

Fossil, Inc.(a)                                       197,200        5,523,572
------------------------------------------------------------------------------
Quicksilver, Inc.(a)                                  281,600        4,992,768
==============================================================================
                                                                    10,516,340
==============================================================================

APPLICATION SOFTWARE-2.12%

Autodesk, Inc.                                        287,500        7,066,750
------------------------------------------------------------------------------
Business Objects S.A.-ADR (France)(a)                 207,100        7,180,157
------------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                              226,400        6,932,368
------------------------------------------------------------------------------
Kronos Inc.(a)                                        124,300        4,923,523
------------------------------------------------------------------------------
Macromedia, Inc.(a)                                   517,800        9,237,552
------------------------------------------------------------------------------
Magma Design Automation, Inc.(a)                      259,000        6,045,060
==============================================================================
                                                                    41,385,410
==============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.66%

Affiliated Managers Group, Inc.(a)                    105,200        7,320,868
------------------------------------------------------------------------------
Investors Financial Services Corp.                    142,300        5,465,743
==============================================================================
                                                                    12,786,611
==============================================================================

BIOTECHNOLOGY-5.23%

Affymetrix, Inc.(a)                                   238,200        5,862,102
------------------------------------------------------------------------------
Angiotech Pharmaceuticals, Inc. (Canada)(a)           176,200        8,105,200
------------------------------------------------------------------------------
Cephalon, Inc.(a)                                      75,399        3,650,066
------------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                             228,700        7,851,271
------------------------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                         466,100        5,238,964
------------------------------------------------------------------------------
Connectics Corp.(a)                                   336,600        6,112,656
------------------------------------------------------------------------------
Digene Corp.(a)                                       259,000       10,385,900
------------------------------------------------------------------------------
Genencor International Inc.(a)                        310,700        4,893,525
------------------------------------------------------------------------------

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------
BIOTECHNOLOGY-(CONTINUED)

Gen-Probe Inc.(a)                                     269,200   $    9,817,724
------------------------------------------------------------------------------
Harvard Bioscience, Inc.(a)                           621,500        5,531,350
------------------------------------------------------------------------------
Invitrogen Corp.(a)                                   163,500       11,445,000
------------------------------------------------------------------------------
Martek Biosciences Corp.(a)                           155,400       10,096,338
------------------------------------------------------------------------------
OraSure Technologies, Inc.(a)                         654,500        5,209,820
------------------------------------------------------------------------------
Techne Corp.(a)                                       210,500        7,952,690
==============================================================================
                                                                   102,152,606
==============================================================================

BROADCASTING & CABLE TV-1.93%

Cox Radio, Inc.-Class A(a)                            233,100        5,881,113
------------------------------------------------------------------------------
Cumulus Media Inc.-Class A(a)                         302,100        6,646,200
------------------------------------------------------------------------------
Entravision Communications Corp.-Class A(a)           550,000        6,105,000
------------------------------------------------------------------------------
Radio One, Inc.-Class A(a)                            264,200        5,165,110
------------------------------------------------------------------------------
Radio One, Inc.-Class D(a)                            414,300        7,995,990
------------------------------------------------------------------------------
TiVo Inc.(a)                                          802,800        5,940,720
==============================================================================
                                                                    37,734,133
==============================================================================

BUILDING PRODUCTS-0.32%

Trex Co., Inc.(a)                                     165,700        6,293,286
==============================================================================

CASINOS & GAMING-1.98%

Alliance Gaming Corp.(a)                              368,300        9,078,595
------------------------------------------------------------------------------
Mandalay Resort Group                                 147,800        6,609,616
------------------------------------------------------------------------------
Penn National Gaming, Inc.(a)                         263,100        6,072,348
------------------------------------------------------------------------------
Shuffle Master, Inc.(a)                               256,400        8,876,568
------------------------------------------------------------------------------
Station Casinos, Inc.                                 259,300        7,942,359
==============================================================================
                                                                    38,579,486
==============================================================================

CATALOG RETAIL-0.50%

Insight Enterprises, Inc.(a)                          517,800        9,734,640
==============================================================================

COMMODITY CHEMICALS-0.25%

Spartech Corp.                                        201,400        4,962,496
==============================================================================

COMMUNICATIONS EQUIPMENT-2.97%

ADTRAN, Inc.                                          151,800        4,705,800
------------------------------------------------------------------------------
Avocent Corp.(a)                                      267,400        9,765,448
------------------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                       284,800        7,048,800
------------------------------------------------------------------------------
Plantronics, Inc.(a)                                  233,100        7,610,715
------------------------------------------------------------------------------
Polycom, Inc.(a)                                      259,000        5,055,680
------------------------------------------------------------------------------
REMEC, Inc.(a)                                        621,500        5,226,815
------------------------------------------------------------------------------
SafeNet, Inc.(a)                                      356,200       10,960,274
------------------------------------------------------------------------------
UTStarcom, Inc.(a)                                    205,600        7,621,592
==============================================================================
                                                                    57,995,124
==============================================================================

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------

COMPUTER & ELECTRONICS RETAIL-0.29%

GameStop Corp.-Class A(a)                             368,300   $    5,675,503
==============================================================================

COMPUTER HARDWARE-0.95%

Cray, Inc.(a)                                         408,500        4,056,405
------------------------------------------------------------------------------
Neoware Systems, Inc.(a)                              279,400        3,827,780
------------------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                             611,300        5,214,389
------------------------------------------------------------------------------
Stratasys, Inc.(a)                                    200,000        5,452,000
==============================================================================
                                                                    18,550,574
==============================================================================

COMPUTER STORAGE & PERIPHERALS-1.72%

Applied Films Corp.(a)                                438,300       14,472,666
------------------------------------------------------------------------------
Avid Technology, Inc.(a)                              151,000        7,248,000
------------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.
  (Israel)(a)                                         336,600        5,816,448
------------------------------------------------------------------------------
SanDisk Corp.(a)(b)                                   100,000        6,114,000
==============================================================================
                                                                    33,651,114
==============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.32%

AGCO Corp.(a)                                         310,700        6,257,498
==============================================================================

CONSUMER ELECTRONICS-0.31%

Tripath Technology Inc.(a)                            881,000        6,078,900
==============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.60%

Alliance Data Systems Corp.(a)                        216,500        5,992,720
------------------------------------------------------------------------------
Euronet Worldwide, Inc.(a)                            621,500       11,187,000
------------------------------------------------------------------------------
Intrado Inc.(a)                                       302,100        6,631,095
------------------------------------------------------------------------------
Iron Mountain Inc.(a)                                 187,500        7,413,750
==============================================================================
                                                                    31,224,565
==============================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.05%

Charles River Associates, Inc.(a)                     216,500        6,925,835
------------------------------------------------------------------------------
Corinthian Colleges, Inc.(a)                          161,100        8,950,716
------------------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)                259,900       12,129,533
------------------------------------------------------------------------------
CoStar Group Inc.(a)                                  302,100       12,591,528
------------------------------------------------------------------------------
Education Management Corp.(a)                         275,400        8,548,416
------------------------------------------------------------------------------
Kroll Inc.(a)                                         226,500        5,889,000
------------------------------------------------------------------------------
Strayer Education, Inc.                                71,300        7,759,579
------------------------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)                      233,100        6,710,949
------------------------------------------------------------------------------
Tetra Tech, Inc.                                      388,400        9,655,624
==============================================================================
                                                                    79,161,180
==============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.34%

II-VI Inc.(a)                                         259,000        6,682,200
==============================================================================

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-4.21%

Aeroflex Inc.(a)                                      654,500   $    7,651,105
------------------------------------------------------------------------------
Daktronics, Inc.(a)                                   292,000        7,346,720
------------------------------------------------------------------------------
FLIR Systems, Inc.(a)                                 259,000        9,453,500
------------------------------------------------------------------------------
Keithley Instruments, Inc.                            377,600        6,910,080
------------------------------------------------------------------------------
Lexar Media, Inc.(a)                                  453,100        7,897,533
------------------------------------------------------------------------------
National Instruments Corp.                            203,800        9,266,786
------------------------------------------------------------------------------
PerkinElmer, Inc.                                     371,700        6,344,919
------------------------------------------------------------------------------
Tektronix, Inc.                                       288,000        9,100,800
------------------------------------------------------------------------------
Varian Inc.(a)                                        294,500       12,289,485
------------------------------------------------------------------------------
Veeco Instruments Inc.(a)                             207,100        5,840,220
==============================================================================
                                                                    82,101,148
==============================================================================

ELECTRONIC MANUFACTURING SERVICES-1.78%

Photon Dynamics, Inc.(a)                              294,500       11,850,680
------------------------------------------------------------------------------
Trimble Navigation Ltd.(a)                            388,400       14,464,016
------------------------------------------------------------------------------
TTM Technologies, Inc.(a)                             503,400        8,497,392
==============================================================================
                                                                    34,812,088
==============================================================================

EMPLOYMENT SERVICES-0.46%

Administaff, Inc.(a)                                  517,800        8,999,364
==============================================================================

ENVIRONMENTAL SERVICES-0.94%

Stericycle, Inc.(a)                                   228,000       10,647,600
------------------------------------------------------------------------------
Waste Connections, Inc.(a)                            203,100        7,671,087
==============================================================================
                                                                    18,318,687
==============================================================================

FOOD DISTRIBUTORS-1.04%

Performance Food Group Co.(a)                         235,300        8,510,801
------------------------------------------------------------------------------
United Natural Foods, Inc.(a)                         327,200       11,749,752
==============================================================================
                                                                    20,260,553
==============================================================================

FOOD RETAIL-0.35%

Whole Foods Market, Inc.                              102,100        6,853,973
==============================================================================

GENERAL MERCHANDISE STORES-0.86%

99 Cents Only Stores(a)                               259,000        7,052,570
------------------------------------------------------------------------------
Fred's, Inc.                                          315,700        9,780,386
==============================================================================
                                                                    16,832,956
==============================================================================

HEALTH CARE DISTRIBUTORS-0.35%

Priority Healthcare Corp.-Class B(a)                  284,800        6,866,528
==============================================================================

HEALTH CARE EQUIPMENT-5.37%

Advanced Neuromodulation Systems, Inc.(a)             181,200        8,331,576
------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.(a)            169,000        3,684,200
------------------------------------------------------------------------------
Bruker BioSciences Corp.(a)                           670,017        3,048,577
------------------------------------------------------------------------------
Closure Medical Corp.(a)                              248,600        8,434,998
------------------------------------------------------------------------------
Cyberonics, Inc.(a)                                   233,100        7,461,531
------------------------------------------------------------------------------

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Cytyc Corp.(a)                                        563,600   $    7,755,136
------------------------------------------------------------------------------
Diagnostic Products Corp.                             113,900        5,229,149
------------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                      229,300        6,564,859
------------------------------------------------------------------------------
ResMed Inc.                                           184,400        7,659,976
------------------------------------------------------------------------------
STERIS Corp.(a)                                       310,700        7,021,820
------------------------------------------------------------------------------
Therasense, Inc.(a)                                   466,100        9,461,830
------------------------------------------------------------------------------
VISX, Inc.(a)                                         362,500        8,391,875
------------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)               228,000        9,637,560
------------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                         201,400        6,130,616
------------------------------------------------------------------------------
Zoll Medical Corp.(a)                                 170,900        6,063,532
==============================================================================
                                                                   104,877,235
==============================================================================

HEALTH CARE FACILITIES-2.11%

AmSurg Corp.(a)                                       151,000        5,721,390
------------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                          323,600        9,530,020
------------------------------------------------------------------------------
Odyssey Healthcare, Inc.(a)                           331,750        9,707,005
------------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                              230,500        7,668,735
------------------------------------------------------------------------------
VCA Antech, Inc.(a)                                   276,900        8,578,362
==============================================================================
                                                                    41,205,512
==============================================================================

HEALTH CARE SERVICES-3.16%

Accredo Health, Inc.(a)                               336,600       10,639,926
------------------------------------------------------------------------------
Advisory Board Co. (The)(a)                           226,000        7,889,660
------------------------------------------------------------------------------
Covance Inc.(a)                                       284,800        7,632,640
------------------------------------------------------------------------------
DaVita, Inc.(a)                                       166,200        6,481,800
------------------------------------------------------------------------------
eResearch Technology, Inc.(a)                         236,600        6,014,372
------------------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                             233,100       10,163,160
------------------------------------------------------------------------------
PDI Inc.(a)                                           251,701        6,748,104
------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)                      112,700        6,208,643
==============================================================================
                                                                    61,778,305
==============================================================================

HEALTH CARE SUPPLIES-0.56%

Fisher Scientific International Inc.(a)               133,700        5,531,169
------------------------------------------------------------------------------
ICU Medical, Inc.(a)                                  155,400        5,327,112
==============================================================================
                                                                    10,858,281
==============================================================================

HOME ENTERTAINMENT SOFTWARE-0.68%

Activision, Inc.(a)                                   453,100        8,246,420
------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)                176,200        5,076,322
==============================================================================
                                                                    13,322,742
==============================================================================

HOMEBUILDING-0.29%

Toll Brothers, Inc.(a)                                144,100        5,729,416
==============================================================================

HOTELS, RESORTS & CRUISE LINES-0.35%

Kerzner International Ltd. (Bahamas)(a)               173,100        6,743,976
==============================================================================

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-2.77%

aQuantive, Inc.(a)                                    621,500   $    6,370,375
------------------------------------------------------------------------------
CNET Networks, Inc.(a)                                621,500        4,238,630
------------------------------------------------------------------------------
Digital Insight Corp.(a)                              284,800        7,091,520
------------------------------------------------------------------------------
DoubleClick Inc.(a)                                   571,100        5,836,642
------------------------------------------------------------------------------
Internet Security Systems, Inc.(a)                    392,700        7,394,541
------------------------------------------------------------------------------
Interwoven, Inc.(a)                                   400,000        5,056,000
------------------------------------------------------------------------------
Netease.com Inc.-ADR (Cayman Islands)(a)              103,600        3,822,840
------------------------------------------------------------------------------
Netegrity, Inc.(a)                                    621,500        6,407,665
------------------------------------------------------------------------------
Websense, Inc.(a)                                     269,200        7,871,408
==============================================================================
                                                                    54,089,621
==============================================================================

INVESTMENT BANKING & BROKERAGE-0.67%

Jefferies Group, Inc.                                 233,100        7,696,962
------------------------------------------------------------------------------
Knight Trading Group, Inc.(a)                         361,400        5,290,896
==============================================================================
                                                                    12,987,858
==============================================================================

INVESTMENT COMPANIES -- EXCHANGE TRADED
  FUNDS-0.34%

iShares Nasdaq Biotechnology Index Fund(a)             91,100        6,554,645
==============================================================================

IT CONSULTING & OTHER SERVICES-1.64%

Anteon International Corp.(a)                         233,100        8,403,255
------------------------------------------------------------------------------
CACI International Inc.-Class A(a)                    169,000        8,216,780
------------------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)               203,800        9,301,432
------------------------------------------------------------------------------
Forrester Research, Inc.(a)                           336,600        6,015,042
==============================================================================
                                                                    31,936,509
==============================================================================

LEISURE PRODUCTS-0.71%

Leapfrog Enterprises, Inc.-Class A(a)                 181,200        4,807,236
------------------------------------------------------------------------------
Marvel Enterprises, Inc.(a)                           312,100        9,085,231
==============================================================================
                                                                    13,892,467
==============================================================================

MOVIES & ENTERTAINMENT-0.69%

Imax Corp. (Canada)(a)                                805,500        6,371,505
------------------------------------------------------------------------------
Pixar, Inc.(a)(b)                                     103,700        7,185,373
==============================================================================
                                                                    13,556,878
==============================================================================

MULTI-LINE INSURANCE-0.38%

HCC Insurance Holdings, Inc.                          230,300        7,323,540
==============================================================================

OIL & GAS DRILLING-1.01%

Grey Wolf, Inc.(a)                                  1,346,600        5,036,284
------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                         229,300        7,548,556
------------------------------------------------------------------------------
Pride International, Inc.(a)                          377,400        7,034,736
==============================================================================
                                                                    19,619,576
==============================================================================

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-3.04%

Cal Dive International, Inc.(a)                       504,600   $   12,165,906
------------------------------------------------------------------------------
FMC Technologies, Inc.(a)                             388,400        9,049,720
------------------------------------------------------------------------------
GulfMark Offshore, Inc.(a)                            353,600        4,950,400
------------------------------------------------------------------------------
Key Energy Services, Inc.(a)                          621,500        6,407,665
------------------------------------------------------------------------------
National-Oilwell, Inc.(a)                             336,600        7,526,376
------------------------------------------------------------------------------
TETRA Technologies, Inc.(a)                           238,200        5,773,968
------------------------------------------------------------------------------
Universal Compression Holdings, Inc.(a)               246,500        6,448,440
------------------------------------------------------------------------------
Varco International, Inc.(a)                          336,600        6,944,058
==============================================================================
                                                                    59,266,533
==============================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.23%

Chesapeake Energy Corp.                               500,000        6,790,000
------------------------------------------------------------------------------
Evergreen Resources, Inc.(a)                          233,100        7,578,081
------------------------------------------------------------------------------
Newfield Exploration Co.(a)                           171,400        7,634,156
------------------------------------------------------------------------------
Quicksilver Resources Inc.(a)                         207,100        6,689,330
------------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                          302,100        9,748,767
------------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                     210,000        5,170,200
==============================================================================
                                                                    43,610,534
==============================================================================

PACKAGED FOODS & MEATS-0.26%

SunOpta Inc. (Canada)(a)                              543,800        5,019,274
==============================================================================

PERSONAL PRODUCTS-0.42%

NBTY, Inc.(a)                                         302,100        8,114,406
==============================================================================

PHARMACEUTICALS-2.45%

aaiPharma Inc.(a)                                     455,500       11,442,160
------------------------------------------------------------------------------
American Pharmaceutical Partners, Inc.(a)             251,700        8,457,120
------------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A                  160,500       11,443,650
------------------------------------------------------------------------------
Salix Pharmaceuticals, Ltd.(a)                        226,500        5,134,755
------------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                         176,600       11,390,700
==============================================================================
                                                                    47,868,385
==============================================================================

PROPERTY & CASUALTY INSURANCE-0.57%

Navigators Group, Inc. (The)(a)                       181,200        5,593,644
------------------------------------------------------------------------------
ProAssurance Corp.(a)                                 171,000        5,497,650
==============================================================================
                                                                    11,091,294
==============================================================================

PUBLISHING-0.66%

Getty Images, Inc.(a)                                 258,300       12,948,579
==============================================================================

REGIONAL BANKS-2.67%

East West Bancorp, Inc.                               181,200        9,726,816
------------------------------------------------------------------------------
Greater Bay Bancorp                                   201,400        5,735,872
------------------------------------------------------------------------------
PrivateBancorp, Inc.                                  145,000        6,600,400
------------------------------------------------------------------------------
Prosperity Bancshares, Inc.                           258,400        5,819,168
------------------------------------------------------------------------------

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Silicon Valley Bancshares(a)                          233,100   $    8,407,917
------------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.                     184,950        7,185,307
------------------------------------------------------------------------------
UCBH Holdings, Inc.                                   224,000        8,729,280
==============================================================================
                                                                    52,204,760
==============================================================================

RESTAURANTS-2.24%

Krispy Kreme Doughnuts, Inc.(a)                       135,800        4,970,280
------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                    233,500       11,880,480
------------------------------------------------------------------------------
Panera Bread Co.-Class A(a)                           217,100        8,581,963
------------------------------------------------------------------------------
RARE Hospitality International, Inc.(a)               414,300       10,125,492
------------------------------------------------------------------------------
Sonic Corp.(a)                                        269,450        8,250,559
==============================================================================
                                                                    43,808,774
==============================================================================

SEMICONDUCTOR EQUIPMENT-3.78%

ASE Test Ltd. (Taiwan)(a)                             673,300       10,079,301
------------------------------------------------------------------------------
Asyst Technologies, Inc.(a)                           491,900        8,534,465
------------------------------------------------------------------------------
Cymer, Inc.(a)                                        233,100       10,766,889
------------------------------------------------------------------------------
Entegris Inc.(a)                                      569,700        7,320,645
------------------------------------------------------------------------------
FEI Co.(a)                                            362,500        8,156,250
------------------------------------------------------------------------------
Mykrolis Corp.(a)                                     691,500       11,119,320
------------------------------------------------------------------------------
Ultratech, Inc.(a)                                    226,500        6,652,305
------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                             257,500       11,250,175
==============================================================================
                                                                    73,879,350
==============================================================================

SEMICONDUCTORS-5.83%

Actel Corp.(a)                                        342,000        8,242,200
------------------------------------------------------------------------------
ChipPAC, Inc.-Class A(a)                            1,243,000        9,434,370
------------------------------------------------------------------------------
Exar Corp.(a)                                         362,500        6,191,500
------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                   344,500        9,814,805
------------------------------------------------------------------------------
Intersil Corp.-Class A                                211,800        5,263,230
------------------------------------------------------------------------------
Micrel, Inc.(a)                                       402,700        6,274,066
------------------------------------------------------------------------------
Microsemi Corp.(a)                                    229,300        5,636,194
------------------------------------------------------------------------------
NVIDIA Corp.(a)(b)                                    258,200        6,003,150
------------------------------------------------------------------------------
O2Micro International Ltd. (Cayman
  Islands)(a)                                         443,400        9,932,160
------------------------------------------------------------------------------
OmniVision Technologies, Inc.(a)                      155,400        8,585,850
------------------------------------------------------------------------------
Pixelworks, Inc.(a)                                   503,400        5,557,536
------------------------------------------------------------------------------
Power Integrations, Inc.(a)                           176,200        5,895,652
------------------------------------------------------------------------------
Semtech Corp.(a)                                      372,400        8,464,652
------------------------------------------------------------------------------
Skyworks Solutions, Inc.(a)                           704,800        6,131,760
------------------------------------------------------------------------------
Xicor, Inc.(a)                                        673,300        7,635,222
------------------------------------------------------------------------------
Zoran Corp.(a)                                        276,900        4,815,291
==============================================================================
                                                                   113,877,638
==============================================================================

SPECIALIZED FINANCE-0.40%

eSpeed, Inc.-Class A(a)                               336,600        7,879,806
==============================================================================

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------

SPECIALTY STORES-2.44%

Bombay Co., Inc. (The)(a)                             654,500   $    5,327,630
------------------------------------------------------------------------------
CarMax, Inc.(a)                                       254,700        7,877,871
------------------------------------------------------------------------------
Claire's Stores, Inc.                                 322,200        6,070,248
------------------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                      402,700        5,537,125
------------------------------------------------------------------------------
Select Comfort Corp.(a)                               321,100        7,950,436
------------------------------------------------------------------------------
Steiner Leisure Ltd. (Bahamas)(a)                     259,000        3,703,700
------------------------------------------------------------------------------
Tractor Supply Co.(a)                                 287,100       11,165,319
==============================================================================
                                                                    47,632,329
==============================================================================

STEEL-0.26%

Gibraltar Steel Corp.                                 201,400        5,065,210
==============================================================================

SYSTEMS SOFTWARE-2.01%

Macrovision Corp.(a)                                  397,300        8,975,007
------------------------------------------------------------------------------
Micromuse Inc.(a)                                     850,000        5,865,000
------------------------------------------------------------------------------
Network Associates, Inc.(a)                           407,600        6,130,304
------------------------------------------------------------------------------
Red Hat, Inc.(a)(b)                                   977,300       18,343,921
==============================================================================
                                                                    39,314,232
==============================================================================

TECHNOLOGY DISTRIBUTORS-0.82%

ScanSource, Inc.(a)                                   171,800        7,837,516
------------------------------------------------------------------------------
Tech Data Corp.(a)                                    207,100        8,219,799
==============================================================================
                                                                    16,057,315
==============================================================================

THRIFTS & MORTGAGE FINANCE-0.29%

Doral Financial Corp. (Puerto Rico)                   172,500        5,568,300
==============================================================================

TRADING COMPANIES & DISTRIBUTORS-0.75%

Fastenal Co.                                          100,700        5,028,958
------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc.-Class A               352,400        9,691,000
==============================================================================
                                                                    14,719,958
==============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.31%

Wireless Facilities, Inc.(a)                          402,700   $    5,984,122
==============================================================================
Total Common Stocks & Other Equity Interests
  (Cost $1,311,025,220)                                          1,794,426,145
==============================================================================

                                                 PRINCIPAL          MARKET
                                                   AMOUNT           VALUE
------------------------------------------------------------------------------
U.S. TREASURY BILLS-0.08%

0.87%, 03/18/04 (Cost $1,497,225)(c)           $  1,500,000(d)  $    1,497,075
==============================================================================

                                                   SHARES

MONEY MARKET FUNDS-8.69%

Liquid Assets Portfolio(e)                         84,830,758       84,830,758
------------------------------------------------------------------------------
STIC Prime Portfolio(e)                            84,830,758       84,830,758
==============================================================================
    Total Money Market Funds (Cost
      $169,661,516)                                                169,661,516
==============================================================================
TOTAL INVESTMENTS-100.67% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,482,183,961)                                                1,965,584,736
==============================================================================
INVESTMENTS PURCHASED
  WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-21.62%

Liquid Assets Portfolio(e)(f)                     211,081,067      211,081,067
------------------------------------------------------------------------------
STIC Prime Portfolio(e)(f)                        211,081,067      211,081,067
==============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $422,162,134)                                          422,162,134
==============================================================================
TOTAL INVESTMENTS--122.29% (Cost
  $1,904,346,095)                                                2,387,746,870
==============================================================================
OTHER ASSETS LESS LIABILITIES-(22.29%)                            (435,146,550)
==============================================================================
NET ASSETS-100.00%                                              $1,952,600,320
______________________________________________________________________________
==============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section E and Note 8.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section F and Note 9.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $1,312,522,445)*                            $1,795,923,220
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $591,823,650)                            591,823,650
------------------------------------------------------------
Cash                                                 595,781
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,878,528
------------------------------------------------------------
  Fund shares sold                                 4,747,556
------------------------------------------------------------
  Dividends                                          308,603
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    42,550
------------------------------------------------------------
Other assets                                          91,124
============================================================
     Total assets                              2,395,411,012
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            5,938,975
------------------------------------------------------------
  Fund shares reacquired                          12,746,751
------------------------------------------------------------
  Options written, at market value (premiums
     received $330,885)                              169,950
------------------------------------------------------------
  Deferred compensation and retirement plans          57,725
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      422,162,134
------------------------------------------------------------
  Variation margin                                   221,000
------------------------------------------------------------
Accrued advisory fees                                 66,518
------------------------------------------------------------
Accrued distribution fees                            717,705
------------------------------------------------------------
Accrued transfer agent fees                          636,551
------------------------------------------------------------
Accrued operating expenses                            93,383
============================================================
     Total liabilities                           442,810,692
============================================================
Net assets applicable to shares outstanding   $1,952,600,320
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,726,456,474
------------------------------------------------------------
Undistributed net investment income (loss)           (28,833)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts
  and option contracts                          (257,785,077)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts and option
  contracts                                      483,957,756
============================================================
                                              $1,952,600,320
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,602,723,667
____________________________________________________________
============================================================
Class B                                       $  182,700,322
____________________________________________________________
============================================================
Class C                                       $   50,031,250
____________________________________________________________
============================================================
Class R                                       $    9,029,045
____________________________________________________________
============================================================
Institutional Class                           $  108,116,036
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           62,334,951
____________________________________________________________
============================================================
Class B                                            7,563,753
____________________________________________________________
============================================================
Class C                                            2,072,281
____________________________________________________________
============================================================
Class R                                              352,580
____________________________________________________________
============================================================
Institutional Class                                4,172,770
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        25.71
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $25.71 divided by
       94.50%)                                $        27.21
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        24.15
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        24.14
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        25.61
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        25.91
____________________________________________________________
============================================================

* At December 31, 2003, securities with an aggregate market value of $410,056,289 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,342)          $  1,350,541
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                    2,707,409
--------------------------------------------------------------------------
Interest                                                            16,350
==========================================================================
     Total investment income                                     4,074,300
==========================================================================


EXPENSES:

Advisory fees                                                    9,914,438
--------------------------------------------------------------------------
Administrative services fees                                       365,048
--------------------------------------------------------------------------
Custodian fees                                                     129,745
--------------------------------------------------------------------------
Distribution fees
  Class A                                                        4,048,192
--------------------------------------------------------------------------
  Class B                                                        1,622,604
--------------------------------------------------------------------------
  Class C                                                          444,025
--------------------------------------------------------------------------
  Class R                                                           20,724
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           8,411
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, & R                        3,337,508
--------------------------------------------------------------------------
Trustees' fees                                                      27,107
--------------------------------------------------------------------------
Other                                                              609,934
==========================================================================
     Total expenses                                             20,527,736
==========================================================================
Less: Fees waived and expense offset arrangements               (1,204,975)
==========================================================================
     Net expenses                                               19,322,761
==========================================================================
Net investment income (loss)                                   (15,248,461)
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (35,458,036)
--------------------------------------------------------------------------
  Futures contracts                                              4,972,110
--------------------------------------------------------------------------
  Option contracts written                                         779,699
==========================================================================
                                                               (29,706,227)
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        527,517,650
--------------------------------------------------------------------------
  Futures contracts                                                715,000
--------------------------------------------------------------------------
  Option contracts written                                         160,935
==========================================================================
                                                               528,393,585
==========================================================================
Net gain from investment securities, futures contracts and
  option contracts                                             498,687,358
==========================================================================
Net increase in net assets resulting from operations          $483,438,897
__________________________________________________________________________
==========================================================================


* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003             2002
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (15,248,461)   $ (11,007,154)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts and option contracts                       (29,706,227)    (146,695,160)
=============================================================================================
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts and option
    contracts                                                    528,393,585     (184,386,383)
=============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  483,438,897     (342,088,697)
=============================================================================================
Share transactions-net:
  Class A                                                        413,411,002      365,751,498
---------------------------------------------------------------------------------------------
  Class B                                                        (22,623,106)       9,058,506
---------------------------------------------------------------------------------------------
  Class C                                                         (6,128,935)      13,385,434
---------------------------------------------------------------------------------------------
  Class R                                                          6,293,596        1,257,422
---------------------------------------------------------------------------------------------
  Institutional Class                                             89,071,755        2,877,566
=============================================================================================
    Net increase in net assets resulting from share
     transactions                                                480,024,312      392,330,426
=============================================================================================
    Net increase in net assets                                   963,463,209       50,241,729
=============================================================================================

NET ASSETS:

  Beginning of year                                              989,137,111      938,895,382
=============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(28,833) and $(14,211) for 2003 and 2002,
    respectively).                                            $1,952,600,320    $ 989,137,111
_____________________________________________________________________________________________
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective as of the close of business on March 18, 2002, the Fund's shares were offered on a limited basis to certain investors.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $29,940.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $365,048 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $817,166 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the periods the Fund is closed to new investors, AIM Distributors has agreed to waive Class A distribution plan fees equal to 0.10% of the Class A average daily net assets. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $2,891,566, $1,622,604, $444,025 and $20,724, respectively after AIM Distributors waived Class A plan fees of $1,156,626.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $52,157 in front-end sales commissions from the sale of Class A shares and $21,645, $0, $4,593, and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table shows the transaction in and earnings from investments in affiliated money market funds for the period December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                       UNREALIZED
                  MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION      MARKET VALUE      DIVIDEND      REALIZED
                   12/31/2002        AT COST         FROM SALES      (DEPRECIATION)      12/31/2003        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio       $ 54,326,016     $296,547,718    $(266,042,976)        $   --         $ 84,830,758     $  843,745      $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio         54,326,016      296,547,718     (266,042,976)            --           84,830,758        821,146          --
==================================================================================================================================
    Subtotal      $108,652,032     $593,095,436    $(532,085,952)        $   --         $169,661,516     $1,664,891      $   --
==================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                        UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS        APPRECIATION     MARKET VALUE      DIVIDEND*       REALIZED
                  12/31/2002         AT COST          FROM SALES      (DEPRECIATION)     12/31/2003         INCOME       GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio      $128,448,619     $  315,085,393    $(232,452,945)        $   --        $211,081,067      $  528,479       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio       128,448,619        317,847,591     (235,215,143)            --         211,081,067         514,039           --
====================================================================================================================================
    Subtotal     $256,897,238     $  632,932,984    $(467,668,088)        $   --        $422,162,134      $1,042,518       $   --
====================================================================================================================================

    Total        $365,549,270     $1,226,028,420    $(999,754,040)        $   --        $591,823,650      $2,707,409       $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $2,782,250.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $16,929 and reductions in custodian fees of $1,480 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $18,409.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $7,108 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $410,056,289 were on loan to brokers. The loans were secured by cash collateral of $422,162,134 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $1,042,518 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Written                                                        13,848      $1,751,694
-------------------------------------------------------------------------------------
Closed                                                         (1,150)       (195,141)
-------------------------------------------------------------------------------------
Exercised                                                      (5,000)       (616,311)
-------------------------------------------------------------------------------------
Expired                                                        (5,268)       (609,357)
=====================================================================================
End of year                                                     2,430      $  330,885
_____________________________________________________________________________________
=====================================================================================

                                     OPEN OPTIONS WRITTEN AT PERIOD END DECEMBER 31, 2003
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
                                                     CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET      APPRECIATION
                                                      MONTH      PRICE     CONTRACTS    RECEIVED      VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
CALLS
NVIDIA Corp.                                          Jan-04     $22.5         750      $ 76,496     $ 99,375       $(22,879)
-------------------------------------------------------------------------------------------------------------------------------
Pixar, Inc.                                           Jan-04      75.0         180        19,668        4,950         14,718
-------------------------------------------------------------------------------------------------------------------------------
Red Hat, Inc.                                         Jan-04      20.0         500        31,498       23,750          7,748
-------------------------------------------------------------------------------------------------------------------------------
SanDisk Corp.                                         Jan-04      65.0         250        67,997       32,500         35,497
-------------------------------------------------------------------------------------------------------------------------------
SanDisk Corp.                                         Jan-04      75.0         750       135,226        9,375        125,851
===============================================================================================================================
                                                                             2,430      $330,885     $169,950       $160,935
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2003, $1,017,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                   OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------
                        NO. OF       MONTH/        MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT       VALUE      APPRECIATION
---------------------------------------------------------------------------
Russell 2000 Index        65       Mar-04/Long   $18,109,000     $396,045
___________________________________________________________________________
===========================================================================

NOTE 10--TAX COMPONENTS OF NET ASSETS

Distributions of Shareholders:

There were no ordinary or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments        $  476,813,323
------------------------------------------------------------
Temporary book/tax differences                       (28,833)
------------------------------------------------------------
Capital loss carryforward                       (250,640,644)
------------------------------------------------------------
Shares of beneficial interest                  1,726,456,474
============================================================
Total net assets                              $1,952,600,320
____________________________________________________________
============================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts. Included in unrealized appreciation is appreciation on option contracts written in the amount of $160,935.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $ 68,295,841
----------------------------------------------------------
December 31, 2010                              142,317,867
----------------------------------------------------------
December 31, 2011                               40,026,936
==========================================================
Total capital loss carryforward               $250,640,644
__________________________________________________________
==========================================================

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $840,815,644 and $403,837,144, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $511,053,628
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (34,401,240)
===========================================================
Net unrealized appreciation of investment
  securities                                   $476,652,388
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $1,911,094,482.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2003, undistributed net investment income was increased by $15,233,839 and shares of beneficial interest decreased by $15,233,839. This reclassification had no effect on the net assets of the Fund.


NOTE 13--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the years ended December 31, 2003 and 2002 were as follows:

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2003                           2002
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      44,350,453    $956,041,602     31,251,216    $673,450,471
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         539,006      10,928,150      2,742,366      62,377,993
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         417,319       8,478,871      1,431,329      32,124,408
------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        327,479       7,328,256         77,652       1,386,762
------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                         4,738,755     105,874,188        168,960       3,138,624
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         198,401       4,346,224        238,309       5,287,422
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (210,505)     (4,346,224)      (250,272)     (5,287,422)
========================================================================================================================
Reacquired:
  Class A                                                     (25,018,347)   (546,976,824)   (15,143,035)   (312,986,395)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,490,295)    (29,205,032)    (2,464,023)    (48,032,065)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (730,852)    (14,607,806)      (959,396)    (18,738,974)
------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (45,477)     (1,034,660)        (7,074)       (129,340)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                          (720,702)    (16,802,433)       (14,243)       (261,058)
========================================================================================================================
                                                               22,355,235    $480,024,312     17,071,789    $392,330,426
________________________________________________________________________________________________________________________
========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                         ---------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                            2003            2002            2001            2000        1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    18.47       $   25.67       $   29.81       $  31.87    $  17.03
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.21)(a)       (0.19)(a)       (0.18)(a)      (0.13)      (0.09)(a)
==============================================================================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                7.45           (7.01)          (3.93)         (0.12)      15.47
==============================================================================================================================
    Total from investment operations                           7.24           (7.20)          (4.11)         (0.25)      15.38
==============================================================================================================================
Less distributions:
  Distributions from net realized gains                          --              --           (0.03)         (1.81)      (0.54)
==============================================================================================================================
Net asset value, end of period                           $    25.71       $   18.47       $   25.67       $  29.81    $  31.87
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                               39.20%         (28.05)%        (13.79)%        (0.74)%     90.64%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $1,602,724       $ 790,700       $ 679,104       $566,458    $428,378
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.27%(c)        1.35%           1.31%          1.13%       1.54%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.37%(c)        1.43%           1.39%          1.23%       1.54%
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.98)%(c)      (0.91)%         (0.70)%        (0.40)%     (0.38)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                          32%             22%             37%            62%         56%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average net assets of $1,156,626,410.


                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2003           2002            2001           2000        1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  17.49       $   24.48       $   28.64      $  30.92    $  16.64
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.35)(a)       (0.33)(a)       (0.35)(a)     (0.40)      (0.24)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   7.01           (6.66)          (3.78)        (0.07)      15.06
================================================================================================================================
    Total from investment operations                              6.66           (6.99)          (4.13)        (0.47)      14.82
================================================================================================================================
Less distributions:
  Distributions from net realized gains                             --              --           (0.03)        (1.81)      (0.54)
================================================================================================================================
Net asset value, end of period                                $  24.15       $   17.49       $   24.48      $  28.64    $  30.92
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                  38.08%         (28.55)%        (14.42)%       (1.48)%     89.40%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $182,700       $ 152,577       $ 212,958      $231,293    $240,150
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.02%(c)        2.08%           2.03%         1.88%       2.19%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.02%(c)        2.08%           2.04%         1.88%       2.19%
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.73)%(c)      (1.64)%         (1.43)%       (1.15)%     (1.03)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             32%             22%             37%           62%         56%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $162,260,353.


                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                                                                            MAY 3, 1999
                                                                   YEAR ENDED DECEMBER 31,                 (DATE SALES COMMENCED)
                                                      -------------------------------------------------    TO DECEMBER 31,
                                                       2003          2002          2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 17.48       $ 24.47       $ 28.63       $ 30.91           $ 19.03
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.35)(a)     (0.33)(a)     (0.35)(a)     (0.39)            (0.17)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      7.01         (6.66)        (3.78)        (0.08)            12.59
=================================================================================================================================
    Total from investment operations                     6.66         (6.99)        (4.13)        (0.47)            12.42
=================================================================================================================================
Less distributions:
  Distributions from net realized gains                    --            --         (0.03)        (1.81)            (0.54)
=================================================================================================================================
Net asset value, end of period                        $ 24.14       $ 17.48       $ 24.47       $ 28.63           $ 30.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         38.10%       (28.57)%      (14.43)%       (1.48)%           65.56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $50,031       $41,693       $46,833       $41,738           $40,530
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                       2.02%(c)      2.08%         2.03%         1.88%             2.19%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.02%(c)      2.08%         2.04%         1.88%             2.19%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (1.73)%(c)    (1.64)%       (1.43)%       (1.15)%           (1.03)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                 32%           22%           37%           62%               56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $44,402,510.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                               CLASS R
                                                              -----------------------------------------
                                                                                  JUNE 3, 2002
                                                              YEAR ENDED         (DATE SALES COMMENCED)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                                2003                  2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 18.44                 $ 22.64
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.28)(a)               (0.13)(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    7.45                   (4.07)
=======================================================================================================
  Total from investment operations                                 7.17                   (4.20)
=======================================================================================================
Net asset value, end of period                                  $ 25.61                 $ 18.44
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                   38.88%                 (18.55)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 9,029                 $ 1,301
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                            1.52%(c)                1.61%(d)
=======================================================================================================
Ratio of net investment income (loss) to average net assets       (1.23)%(c)              (1.17)%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(e)                                           32%                     22%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,144,790.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                            INSTITUTIONAL
                                                              -----------------------------------------
                                                                                     MARCH 15, 2002
                                                               YEAR ENDED        (DATE SALES COMMENCED)
                                                              DECEMBER 31,          TO DECEMBER 31,
                                                                  2003                    2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  18.53                $  24.61
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.12)(a)               (0.07)(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     7.50                   (6.01)
=======================================================================================================
    Total from investment operations                                7.38                   (6.08)
=======================================================================================================
Net asset value, end of period                                  $  25.91                $  18.53
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                    39.83%                 (24.71)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $108,116                $  2,866
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                             0.80%(c)                0.89%(d)
=======================================================================================================
Ratio of net investment income (loss) to average net assets        (0.51)%(c)              (0.45)%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(e)                                            32%                     22%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $45,816,053.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

AIM was named as a defendant in a case filed in the United District Court for the Southern District of Texas on December 10, 2003. Plaintiff, Lawrence Zucker, On Behalf of AIM Small Cap Growth Fund/A, AIM Small Cap Growth Fund/B, AIM Small Cap Growth Fund/C and AIM Limited Maturity Treasury Fund, alleges violation of
Section 36(b) of the Investment Company Act and breach of fiduciary duty stemming from 12b-1 marketing and distribution fees charged to funds that maintained a limited closing to the general public. AIM has retained counsel and will raise what is believed to be valid defenses. AIM intends to defend them vigorously. At this time AIM is unable to determine the impact these proceedings will have on the Fund's or AIM's financial position and results of operation, if any.

  Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Small Cap Growth Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Growth Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 20, 2004                                     PRICEWATERHOUSECOOPERS LLP
Houston, Texas

                                                           SMALL CAP GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Small Cap Growth Fund, a portfolio of AIM Growth Series, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  220,422,956       2,090,149
      Frank S. Bayley..............................  220,421,414       2,091,691
      James T. Bunch...............................  220,475,987       2,037,118
      Bruce L. Crockett............................  220,491,676       2,021,429
      Albert R. Dowden.............................  220,501,048       2,012,057
      Edward K. Dunn, Jr...........................  220,455,975       2,057,130
      Jack M. Fields...............................  220,482,351       2,030,754
      Carl Frischling..............................  220,425,369       2,087,736
      Robert H. Graham.............................  220,454,739       2,058,366
      Gerald J. Lewis..............................  220,409,268       2,103,837
      Prema Mathai-Davis...........................  220,408,374       2,104,731
      Lewis F. Pennock.............................  220,457,337       2,055,768
      Ruth H. Quigley..............................  220,413,621       2,099,484
      Louis S. Sklar...............................  220,464,511       2,048,594
      Larry Soll, Ph.D.............................  220,455,382       2,057,723
      Mark H. Williamson...........................  220,434,573       2,078,532

* Proposal required approval by a combined vote of all the portfolios of AIM Growth Series.

                                                           SMALL CAP GROWTH FUND
OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER         PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
TRUST                              SINCE              DURING PAST 5 YEARS                                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1991               Director and Chairman, A I M Management Group      None
  Trustee, Chairman and                               Inc. (financial services holding company); and
  President                                           Director and Vice Chairman, AMVESCAP PLC and
                                                      Chairman of AMVESCAP PLC -- AIM Division (parent
                                                      of AIM and a global investment management firm)
                                                      Formerly: President and Chief Executive Officer,
                                                      A I M Management Group Inc.; Director, Chairman
                                                      and President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director and Chairman,
                                                      A I M Capital Management, Inc. (registered
                                                      investment advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), AIM Investment
                                                      Services, Inc., (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003               Director, President and Chief Executive Officer,   None
  Trustee and Executive Vice                          A I M Management Group Inc. (financial services
  President                                           holding company); Director, Chairman and
                                                      President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment advisor)
                                                      and A I M Distributors, Inc. (registered broker
                                                      dealer); Director and Chairman, AIM Investment
                                                      Services, Inc. (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- AIM Division (parent of AIM and a global
                                                      investment management firm)
                                                      Formerly: Director, Chairman, President and
                                                      Chief Executive Officer, INVESCO Funds Group,
                                                      Inc. and INVESCO Distributors, Inc.; Chief
                                                      Executive Officer, AMVESCAP PLC -- Managed
                                                      Products; Chairman and Chief Executive Officer
                                                      of NationsBanc Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003               Consultant                                         None
  Trustee
                                                      Formerly: President and Chief Executive Officer,
                                                      AMC Cancer Research Center; and Chairman and
                                                      Chief Executive Officer, First Columbia
                                                      Financial Corporation
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001               Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
  Trustee                                                                                                (registered
                                                                                                         investment company)
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003               Co-President and Founder, Green, Manning & Bunch   None
  Trustee                                             Ltd., (investment banking firm); and Director,
                                                      Policy Studies, Inc. and Van Gilder Insurance
                                                      Corporation
                                                      Formerly: General Counsel and Director,
                                                      Boettcher & Co.; and Chairman and Managing
                                                      Partner, law firm of Davis, Graham & Stubbs
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1992               Chairman, Crockett Technology Associates           ACE Limited
  Trustee                                             (technology consulting company)                    (insurance company);
                                                                                                         and Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000               Director of a number of public and private         Cortland Trust, Inc.
  Trustee                                             business corporations, including the Boss Group    (Chairman)
                                                      Ltd. (private investment and management) and       (registered
                                                      Magellan Insurance Company                         investment company);
                                                                                                         Annuity and Life Re
                                                      Formerly: Director, President and Chief            (Holdings), Ltd.
                                                      Executive Officer, Volvo Group North America,      (insurance company)
                                                      Inc.; Senior Vice President, AB Volvo; and
                                                      director of various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998               Formerly: Chairman, Mercantile Mortgage Corp.;     None
  Trustee                                             President and Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.; and
                                                      President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997               Chief Executive Officer, Twenty First Century      Administaff
  Trustee                                             Group, Inc. (government affairs company) and
                                                      Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

                                                           SMALL CAP GROWTH FUND

The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1991               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                             Frankel LLP                                        (registered
                                                                                                         investment company)
------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          2003               Chairman, Lawsuit Resolution Services (San         General Chemical
  Trustee                                             Diego, California)                                 Group, Inc.,
                                                                                                         Wheelabrator
                                                      Formerly: Associate Justice of the California      Technologies, Inc.
                                                      Court of Appeals                                   (waste management
                                                                                                         company), Fisher
                                                                                                         Scientific, Inc.,
                                                                                                         Henley Manufacturing,
                                                                                                         Inc. (laboratory
                                                                                                         supplies), and
                                                                                                         California Coastal
                                                                                                         Properties, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       1998               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                             USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         1991               Partner, law firm of Pennock & Cooper              None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          2001               Retired                                            None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           1991               Executive Vice President, Development and          None
  Trustee                                             Operations Hines Interests Limited Partnership
                                                      (real estate development company)
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        2003               Retired                                            None
  Trustee
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and                           General Counsel, A I M Management Group Inc.
  Chief Legal Officer                                 (financial services holding company) and A I M
                                                      Advisors, Inc.; Vice President, A I M Capital
                                                      Management, Inc., A I M Distributors, Inc. and
                                                      AIM Investment Services, Inc.; and Director,
                                                      Vice President and General Counsel, Fund
                                                      Management Company
                                                      Formerly: Senior Vice President and General
                                                      Counsel, Liberty Financial Companies, Inc.; and
                                                      Senior Vice President and General Counsel,
                                                      Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           2002               Managing Director and Chief Research               N/A
  Vice President                                      Officer -- Fixed Income, A I M Capital
                                                      Management, Inc.; and Vice President, A I M
                                                      Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          1998               Vice President and Chief Compliance Officer,       N/A
  Vice President                                      A I M Advisors, Inc. and A I M Capital
                                                      Management, Inc.; and Vice President, AIM
                                                      Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        2004               Vice President and Fund Treasurer, A I M           N/A
  Vice President and Treasurer                        Advisors, Inc.; Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice President,
                                                      A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          2002               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                      President, Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital Management,
                                                      Inc.
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana, Suite 2900
Houston, TX 77046-1173          Suite 100                       Suite 100                       Houston, TX 77002-5678
                                Houston, TX 77046-1173          Houston, TX 77046-1173
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103-7599     New York, NY 10022-3852                                         Boston, MA 02110

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                  FIXED INCOME

AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                         AIM Developing Markets Fund
AIM Basic Balanced Fund*                   AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                       AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                         AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund               AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                           AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                     AIM Global Value Fund(5)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund           AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)           AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                   AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund             INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                               TAX-FREE
AIM Libra Fund                                         SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                            AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)            AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                    AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                   INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                  INVESCO Energy Fund
AIM Opportunities III Fund                 INVESCO Financial Services Fund
AIM Premier Equity Fund                    INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                     INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)               INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)               INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                  INVESCO Technology Fund
AM Trimark Small Companies Fund            INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor.
(4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                       SCG-AR-1

                                             YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College   Separately  Offshore  Alternative  Cash                [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings   Managed     Products  Investments  Management                    --Servicemark--
                               Plans     Accounts

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                             Percentage of Fees                            Percentage of Fees
                                             Billed Applicable                             Billed Applicable
                                                to Non-Audit                                  to Non-Audit
                                             Services Provided                             Services Provided
                         Fees Billed for    in 2003 Pursuant to                           in 2002 Pursuant to
                        Services Rendered        Waiver of           Fees Billed for           Waiver of
                       to the Registrant        Pre-Approval       Services Rendered to       Pre-Approval
                             in 2003         Requirement(1)(2)    the Registrant in 2002   Requirement(1)(2)
                       ------------------   -------------------   ----------------------  -------------------
Audit Fees                   $123,548               N/A                  $119,780                 N/A
Audit-Related Fees(3)        $    500                0%                  $    500                 N/A
Tax Fees(4)                  $ 28,383                0%                  $ 13,935                 N/A
All Other Fees               $      0                0%                  $      0                 N/A
                             --------                                    --------
Total Fees                   $152,431                                    $134,215                 N/A

PWC billed the Registrant aggregate non-audit fees of $32,883 for the fiscal year ended 2003, and $14,435 for the fiscal year ended 2002, for non-audit services rendered to the Registrant.

---------

(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Audit-Related Fees for the fiscal year ended December 31, 2003 includes fees billed for providing services to comply with foreign countries' investment regulations. Audit-Related Fees for the fiscal year ended

         December 31, 2002 includes fees billed for providing services to comply with foreign countries' investment regulations.

(4) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PWC billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                         Fees Billed for                                Fees Billed for
                       Non-Audit Services                             Non-Audit Services
                       Rendered to AIM and     Percentage of Fees     Rendered to AIM and     Percentage of Fees
                        AIM Affiliates in     Billed Applicable to     AIM Affiliates in     Billed Applicable to
                         2003 That Were        Non-Audit Services       2002 That Were        Non-Audit Services
                            Required            Provided in 2003           Required            Provided in 2002
                       to be Pre-Approved    Pursuant to Waiver of    to be Pre-Approved    Pursuant to Waiver of
                       by the Registrant's        Pre-Approval        by the Registrant's        Pre-Approval
                       Audit Committee(1)      Requirement(2)(3)      Audit Committee(1)      Requirement(2)(3)
                       -------------------   ---------------------    -------------------   ---------------------
Audit-Related Fees            $ 0                      0%                      N/A                    N/A
Tax Fees                      $ 0                      0%                      N/A                    N/A
All Other Fees                $ 0                      0%                      N/A                    N/A
                              ---
Total Fees                    $ 0                                              N/A                    N/A

PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $346,364 for the fiscal year ended 2002, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PWC's independence. The Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect the Registrant.

---------

(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.


                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")

                            AMENDED NOVEMBER 6, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Registrantees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II. DELEGATION

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III. AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV. GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.


AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V. SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI. PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII. PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment Company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o        Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

o        Actuarial services

o        Internal audit outsourcing services


CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

o        Management functions

o        Human resources

o        Broker-dealer, investment adviser, or investment banking services

o        Legal services

o        Expert services unrelated to the audit

o Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

              Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

              Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of AIM Variable Insurance Funds (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating go the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, changes in certain other controls have been implemented during such time period, involving such things as trade monitoring, fair value pricing, revising trading guidelines, and establishing redemption fees on trades in certain funds, which could affect the Registrant.

ITEM 10. EXHIBITS. CODE OF ETHICS FOR SENIOR OFFICERS.

(a)(1)            Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Growth Series Fund
                  ---------------------------


By:               /s/ ROBERT H. GRAHAM
                  ---------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             February 23, 2004
                  ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         ---------------------------
         Robert H. Graham
         Principal Executive Officer


Date:    February 23, 2004
         ---------------------------



By:      /s/ SIDNEY M. DILGREN
         ---------------------------
         Sidney M. Dilgren
         Principal Financial Officer


Date:    February  23, 2004
         ---------------------------

                                  EXHIBIT INDEX


10a      Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.